EXHIBIT 4.4

Contract No.: [GL-06001]

YANKUANG GROUP CORPORATION LIMITED

AND

YANZHOU COAL MINING COMPANY LIMITED

PROVISION OF MATERIALS AND WATER SUPPLY AGREEMENT

This agreement is entered into by the parties hereto on 10 January 2006 at Zoucheng, Shandong Province:

Yankuang Group Corporation Limited, a State wholly-owned enterprise established and validly subsisting under the laws of the PRC (registration number of business license for corporate legal person is 3700001801980), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Geng Jiahuai (hereinafter is referred to as the “Group Company”).

Yanzhou Coal Mining Company Limited, a joint stock limited company established and validly subsisting under the laws of the PRC and its shares are issued to the public and listing on the Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. (registration number of business license for corporate legal person is Qi Gu Lu Zhong Ji No. 003929), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Wang Xin (hereinafter is referred to as the “Joint Stock Company”).

Whereas:

1.	The Group Company was the sole promoter and established the Joint Stock Company pursuant to the laws of the PRC on 25 September 1997. As a part of the Restructuring, the Group Company inject the assets and liabilities mainly related to the business of production of operation of coal mining to the Joint Stock Company and retained the remaining assets and liabilities.

2.	The Joint Stock Company issued shares to the public and the shares were listed on Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. The Group Company remained as the controlling shareholder of the Joint Stock Company after the listing. As at the date hereof, about 54.33% of the issued shares in the Joint Stock Company were held by the Group Company.

3.	On 17 October 1997, the Group Company and the Joint Stock Company entered into the Materials and Services Supply Agreement for the mutual supply of materials, property management, medical and other staff benefit, staff training, maintenance and repair works of listed business assets, motor vehicle and rail motor vehicle transportation, heat, water, electricity and utilities (“Original Agreement”). The term of the Original Agreement was ten years.

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4.	On 30 October 2001, the Group Company and the Joint Stock Company entered into the Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (I)”), which was approved by the independent shareholders on 17 December 2001. On 29 May 2003, the Group Company and the Joint Stock Company entered into the Second Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (II)”), which was approved by the independent shareholders on 27 June 2003.

5.	On the basis of the regulatory provisions where the Joint Stock Company is listed and the latest development on the Group Company and the Joint Stock Company, the Group Company and the Joint Stock Company intend to terminate the Original Agreement, the Supplementary Agreement (I) and the Supplementary Agreement (II), and enter into Ongoing Connected Transactions Agreements of similar nature between the Group Company together with its subsidiaries and the Joint Stock Company together with its subsidiaries for the mutual supply of materials and services separately. In this agreement, where references are made to the provision of materials or services by the Group Company or the Joint Stock Company, their respective subsidiaries are also included therein.

In accordance with the relevant laws and regulations of the Contract Law of the People’s Republic of China and the regulatory provisions where the Joint Stock Company is listed, the Group Company enter into an agreement with the Joint Stock Company for matters on the provision of materials and water supply upon amicable negotiation between both parties as follows:

1.	Definitions and Interpretations

1.1	Definitions

Unless otherwise defined herein, the following terms shall have the following meanings in this agreement:

“Financial Year”	the financial year commencing from 1 January and ending on 31 December for each year;

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“Interim Period”	with respect to a financial year, the interim period either commencing from 1 January and ending on 30 June or commencing from 1 July and ending on 31 December;

“Agreed Provision”	the provision of materials and water supply;

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“Market price”	where applicable, the calculation of market price for the Agreed Provision as contemplated under this agreement pursuant to Article 4.2

“Materials & Supplies”	the provision of materials, equipment and supplies such as concrete by the Group Company and its subsidiaries to the Joint Stock Company and its subsidiaries pursuant to Article 2.1.1 of this agreement

“PRC”	The People’s Republic of China

“Original Connected Transaction Agreements”	Original Agreement, Supplementary Agreement (I) and Supplementary Agreement (II);

“RMB”	the lawful currency of the PRC;

“State-prescribed price”	the price for the Agreed Provision as determined according to Article 4.3; and

“Subsidiaries”	the controlling subsidiaries, non-controlling subsidiaries and other entities of the Group Company and the Joint Stock Company

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1.2	Interpretations

Unless otherwise in contrary, in this agreement:

(1)	Words and terms used importing the singular include the plural and vice versa;

(2)	A party to this agreement or any other agreement includes its successor or authorized transferees;

(3)	Articles or clauses or annex refer to the articles or clauses or annexes of this agreement;

(4)	Any provision of this agreement shall not be construed as prohibiting the extension of this agreement or prohibiting the amendment, alteration or supplement to this agreement;

(5)	The titles of sections to this agreement are provided for ease of reference only, and shall not affect the interpretation of this agreement.

2.	Agreed Provision

2.1	The Agreed Provision by the Group Company to the Joint Stock Company as contemplated hereunder include:

2.1.1	Materials & Supplies: concrete, rubber belts, electricity cable for mining, support wheels, timber, axles; mining equipment and machinery such as liquid pressure support and rubber conveyors and other related material supplies;

2.1.2	Water supply.

2.2	The Group Company shall make available to the Joint Stock Company provision of materials and water supply as contemplated hereunder in

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accordance with the terms of this agreement and specific conditions as agreed by both parties from time to time, including but not limited to quantity and quality.

2.3	The Group Company undertakes to the Joint Stock Company that the price for provision of materials and water supply by the Group Company to the Joint Stock Company as contemplated hereunder shall not be higher than the price offered by the Group Company to any independent third party for the same type of materials and water supply. Where appropriate, the Group Company will provide such materials and water supply to the Joint Stock Company at a favourable price.

2.4	The Joint Stock Company may purchase Materials & Supplies and water supply from the Group Company in accordance with the terms and conditions as set out in this agreement. For avoidance of doubt, apart from the Materials & Supplies and water supply confirmed to be purchased by the Joint Stock Company from the Group Company in writing from time to time, the Joint Stock Company is not obliged to purchase any Materials & Supplies and water supply from the Group Company.

2.5	If the terms of provision of any materials and/or water supply by any third party are better than the terms offered by the Group Company or if the provision of such materials and/or water by the Group Company cannot meet the demand of the Joint Stock Company in any aspect (in terms of quantity or quality), the Joint Stock Company shall be entitled to purchase any such materials or water supply from other third parties. For avoidance of doubt, the Joint Stock Company is not required to obtain the provision of materials and water supply solely from the Group Company under any circumstances whatsoever.

3.	Operation Model

3.1	The Joint Stock Company may submit the plan on the demand for Materials & Supplies and water supply for the following year or the adjustment plan to the service items for the current year (“Annual Provision Plan”) to the Group Company before 30 November each year. Both parties shall agree unanimously on the plan before 31 December of the current year. In the event the plan on the demand for Materials & Supplies and water supply of the Joint Stock Company for the following year is the same as the current year, the Group Company is obliged to satisfy the plan.

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3.2	Both parties and their respective subsidiaries shall enter into specific supply contract for the provision of Materials & Supplies and water supply pursuant to this agreement (including the formulation of Annual Provision Plan pursuant to this agreement).

3.3	In the course of executing the Annual Provision Plan or the specific supply contract, where necessary and agreed by both parties, the Annual Provision Plan or the specific supply contact may be adjusted.

3.4	The consideration for the Agreed Provision may be settled in one lump sum or installments.

3.5	Either party shall settle the amount due to the other party or credit the account of the other party in relation to the ongoing connected transactions for the current month latest by the last business day of each calendar month. The amount incurred by the ongoing connected transactions for each calendar month shall be settled within the month immediately following, but not including the amounts involved in the transactions not completed then and the amounts under disputes.

4.	Basis for the determination of price on the Agreed Provision

4.1	The price for the Agreed Provision shall be determined according to the Market price. Such Market price shall be calculated and estimated each year, if possible, prior to the beginning of a financial year.

4.2	The price for the Agreed Provision shall be calculated according to the Market price to be determined according to normal commercial terms based on the following:

(1)	the price at which the same or similar type of Agreed Provision provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the same area or in the vicinity;

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(2)	if (1) above is not applicable, the price at which the same or similar type of Agreed Provision is to be provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the PRC.

4.3	In the event that at any time the state-prescribed price is effective and applicable to certain type of the Agreed Provision as contemplated under this agreement, both parties agree to determine the price for such type of Agreed Provision according to the state-prescribed price. Such state-prescribed price means the price determined according to the laws, regulations, decisions, orders or pricing policy of the relevant PRC government authorities applicable to such Agreed Provision, depending on specific conditions.

5.	Representations, undertakings and warranties of the Group Company

5.1	The Group Company is a State wholly-owned enterprise established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

5.2	The Group Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

5.3	The execution of this agreement and the performance of obligations under this agreement by the Group Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association.

5.4	The Group Company undertakes to the Joint Stock Company that the terms for the provision of Materials & Supplies and water supply to the Joint Stock Company as contemplated under this agreement shall not be less favourable than the terms of providing such Materials & Supplies and water supply to any independent third party by itself or its subsidiaries, depending as to the actual circumstances.

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5.5	The Group Company undertakes and warrants that it will provide such Materials & Supplies and water supply to the Joint Stock Company in accordance with the requirements and standards negotiated between the Joint Stock Company and the Group Company from time to time.

5.6	The Group Company assures that there will be adequate and qualified staff to provide the Agreed Provision to the Joint Stock Company, and that its staff shall obtain sufficient guidance and directions to provide such Materials & Supplies and water supply in accordance with the reasonable requirement of the Joint Stock Company.

5.7	The Group Company undertakes to the Joint Stock Company that in the course of providing any Agreed Provision as contemplated under this agreement, it will give priority in providing such Materials & Supplies and water supply to the Joint Stock Company. The Joint Stock Company is entitled to the pre-emptive right with respect to the provision of such Materials & Supplies and water supply by the Group Company to any third party (including, but not limited to any other third party related to the Group Company) in same terms.

5.8	In the event the Materials & Supplies and water supply as contemplated under this agreement is made available by the subsidiaries of the Group Company, the Group Company undertakes to procure the relevant subsidiaries to provide such Materials & Supplies and water supply to the Joint Stock Company and / or its subsidiaries in accordance with the provisions of this agreement.

5.9	The Group Company undertakes to the Joint Stock Company that if its subsidiaries violate any provisions of this agreement in the Agreed Provision in accordance with this agreement, the Group Company shall assume the liabilities as a result of the act of its subsidiaries in violating the provisions of this agreement.

5.10	The Group Company undertakes to the Joint Stock Company that the Group Company shall procure its subsidiaries to take all necessary actions to perform its obligations under this agreement.

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5.11	The Group Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Joint Stock Company. The Group Company undertakes to indemnify the Joint Stock Company on all losses incurred by the Joint Stock Company arising therefrom.

6.	Representations, undertakings and warranties of the Joint Stock Company

6.1	The Joint Stock Company is a joint stock limited company established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

6.2	The Joint Stock Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

6.3	The execution of this agreement and the performance of obligations under this agreement by the Joint Stock Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association;

6.4	The Joint Stock Company undertakes to settle with the Group Company the consideration for the Agreed Provision timely in accordance with the provisions of this Agreement;

6.5	The Joint Stock Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Group Company. The Joint Stock Company undertakes to indemnify the Group Company on all losses incurred by the Group Company arising therefrom.

7.	Termination in the Agreed Provision

7.1	In the event the Joint Stock Company fails to obtain similar type of Materials & Supplies and water supply in the Agreed Provision as contemplated under this agreement with same terms from third parties conveniently, the Group Company shall not terminate the Agreed Provision under this agreement with any reason whatsoever.

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7.2	Notwithstanding the aforesaid Article 7.1, any party to this agreement may give notice in writing to the other party of not less twelve months in advance to terminate the provision or purchase of certain type of Materials & Supplies and water supply. It must be included in such termination notice which type of Materials & Supplies and water supply to be provided or purchased shall be terminated, and since when the termination shall be effective. Such type of Materials & Supplies and water supply as set out in such notice shall automatically be terminated from provision or purchase from the date the termination becomes effective as set out in such notice. If the provision of any Materials & Supplies and water supply is terminated according to this article, such termination shall not affect other rights and obligations of the Group Company or the Joint Stock Company under this agreement.

7.3	For avoidance of doubt, both parties agree that when the Joint Stock Company gives the termination notice for the Agreed Provision in accordance with Article 7.2, the Group Company must still provide the Agreed Provision to the Joint Stock company in accordance with the applicable provision terms (excluding the provision on the period of provision) prevailing since the date the notice is given until the date the termination becomes effective. The applicable provisions prevailing shall include the relevant terms of the supplementary agreement executed in accordance with Article 8.3.

8.	Effectiveness, term and termination of the agreement

8.1	Save as otherwise agreed by both parties in writing, this agreement shall become effective after it is signed by the legal representatives or authorized representatives of both parties and the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed.

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8.2	This agreement is valid for a term of three years commencing from 1 January 2006 and ending on 31 December 2008. The Original Connected Transactions Agreement shall cease to execute after this agreement becomes effective.

8.3	If it is necessary to amend this agreement for any matters, both parties shall enter into supplementary agreements. Both parties shall enter into a supplementary agreement for the relevant matters prior to the end of November of the year before the financial year the supplementary agreement is subjected to. In the event both parties fail to agree unanimously for the terms of the required supplementary agreement before the above deadline, the terms of provision for the current year shall be applicable for the following financial year until both parties agree unanimously or the disputes between both parties were resolved pursuant to Article 8.4.

8.4	If both parties fail to agree on any matter related to the transaction price, including but not limited to the amounts payable and the payment schedule, upon the request of any parties, the matter shall submit to the Pricing Bureau of Zoucheng with the Pricing Bureau of Zoucheng as the mediator to determine the resolution method. The decision of the Pricing Bureau of Zoucheng shall be final and binding on both parties.

8.5	Prior to the termination of this agreement, both parties of this agreement may negotiate jointly for entering into a new agreement for the provision of materials and water supply, so as to ensure that the production and operation of both parties remain normal after the termination of this agreement.

8.6	In the event any part breaches any term of this agreement to a material extent (the “Breaching Party”) and the other party gives a written notice to the Breaching Party notifying that such act constitutes a breaching act and demands the Breaching Party to take remedial action within the reasonable deadline prescribed by the other party in such notice, the other party may terminate this agreement forthwith if the Breaching Party fails to take remedial action for such breaching act within the above-mentioned deadline. If the breaching act of the Breaching Party is irremediable, the other party may terminate this agreement forthwith.

8.7	The termination of this agreement shall not damage any rights or obligations already arisen for any party.

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9.	Implementation of the agreement

In accordance with the requirements in the regulatory provisions at the places where the Joint Stock Company are listed, including but not limited to the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Listing Rules of the Shanghai Stock Exchange, the ongoing connected transactions as contemplated under this agreement shall have set an annual cap to its transaction amounts. If the annual cap related to the Agreed Provision requires the approval by the independent shareholders of the Joint Stock Company, then whether such transactions will be conducted on an ongoing basis shall depend on the approval of the independent shareholders of the Joint Stock Company. If the actual amount incurred in such transactions for a particular year exceeds the annual cap as approved by the independent shareholders of the Joint Stock Company, both parties shall suspend the Agreed Provision that would have exceed the annual cap as approved by the independent shareholders of the Joint Stock Company until the Joint Stock Company has implemented the respective procedures for the consideration and approval in accordance with the regulatory provisions at the places where the Joint Stock Company are listed.

10.	Announcement

Without the written consent of any party in advance, the other party shall not publish or allow other parties (that is subject to the control of the other party to this agreement) to publish any announcement related to the subject of this agreement or any relevant matters, save as the announcements to be published in accordance with the laws or the regulatory provisions of China Securities Regulatory Commission, Shanghai Stock Exchange, Hong Kong Stock Exchange, Securities and Futures Commission in Hong Kong, New York Stock Exchange Inc. and Securities and Exchange Commission in US or any other authorities at the places where the Joint Stock Company are listed.

11.	Miscellaneous

11.1	Without the written consent of the other party, any party shall not assign its rights or obligations under this agreement.

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11.2	This agreement and its annex constitute the entire agreement for the matters as contemplated under this agreement, and substitutes all agreements related to such transactions entered into previously between both parties. In the event one party (the “Breaching Party”) breaches any term in the Original Connected Transactions Agreement, the Original Connected Transactions Agreement shall terminate forthwith upon the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed, notwithstanding any right obtained by the other party (the “Complying Party”) as a result of the breach by the Breaching Party being hampered and the claim to be raised against the Breaching Party being affected.

11.3	If any term in this agreement becomes illegal, invalid or unenforceable at any time, other terms shall not be affected accordingly.

11.4	If any party fails to perform any obligation under this agreement in accordance with the provisions of this agreement as a result of any force majeure events, evidences shall be timely provided together with a written notice to the other party, for which such failure to perform shall not be treated as any breaching act. The other party shall also agree to the performance of the relevant liabilities and obligations within a reasonable period depending on the circumstances prevailing.

11.5	Both parties agree to assume the related fees and expenses arising from the execution of this agreement in accordance with that as provided by the relevant laws of the PRC. If the same is not provided in any law, then such fees and expenses shall be equally allocated between both parties.

11.6	Amendment to this agreement or its annex shall be made in writing wherever possible, subject to signing by both parties and the corporate actions to be taken by both parties wherever appropriate.

11.7	Unless provided otherwise herein, the exercise or delay in exercise of the rights, powers or privileges under this agreement by one party does not constitute the waiver of such party on such rights, powers or privileges. The exercise of such rights, powers or privileges individually or in a portion does not exclude the exercise of any other rights, powers or privileges.

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11.8	The annex to this agreement is an integral party of this agreement and shall have the same binding effect to this agreement as if it is included in this agreement.

12.	Notices

12.1	Any notice or other documents to be delivered to both parties pursuant to this agreement shall be made in writing and to be sent by hand, by post or by fax to the addresses of such party as follows:

(a)	Group Company:	Yankuang Group Corporation Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5382232

	Fax no.:	0537-5382831

(b)	Joint Stock Company:	Yanzhou Coal Mining Company Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5384031

	Fax no.:	0537-5382032

12.2	The timing for the delivery of the notices or documents:

(a)	By hand:	At the time when the notice or document is delivered

(b)	By post:	Five (5) working days after the notice or document is posted (Saturdays, Sundays and public holidays in the PRC shall be not counted)

(c)	By fax:	At the time when the fax is received. If the fax is received beyond the normal business hours, it will be deemed to be delivered in the normal business hours of the following days, except Saturdays, Sundays and public holidays in the PRC, with the delivery report printed from the fax machine of the sender confirming the fax is transmitted completely.

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13.	Applicable laws and jurisdiction

This agreement is governed by the laws of the PRC and shall be construed according to the laws of the PRC. Any dispute in connection with or arising from this agreement (including its subsistence, validity, termination or any issue related to the rights or obligations of both parties under this agreement) shall be submitted to the Jining Arbitration Commission of Shandong Province for arbitration by any party after failing to resolve through amicable negotiation. The arbitration will be conducted at Jining in accordance with the arbitration rules then effective of such arbitration commission at the time the submission is made. The award of arbitration shall be final and shall be binding on both parties.

14.	General

This agreement is made in Chinese.

There are four counterparts to this agreement. Both parties to the agreement shall each hold two copies after they are signed by the legal representatives or authorized representatives with seal affixed. Each copy of the agreement shall carry the same effect.

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This agreement is executed on the date written on the first page above.

Yankuang Group Corporation Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

Yanzhou Coal Mining Company Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

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Annex: Provision of Materials & Supplies and water supply by the Group Company to the Joint Stock Company

No.	Items	Pricing Basis	Term	Notice period for termination
1	Materials & Supplies (including but not limited to materials and equipment such as concrete, rubber belts, electricity cables)	Market price	3 years	12 months

2	Water supply	Market price	3 years	12 months

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Contract No.: [GL-06002]

YANKUANG GROUP CORPORATION LIMITED

AND

YANZHOU COAL MINING COMPANY LIMITED

PROVISION OF ELECTRICITY AGREEMENT

This agreement is entered into by the parties hereto on 10 January 2006 at Zoucheng, Shandong Province:

Yankuang Group Corporation Limited, a State wholly-owned enterprise established and validly subsisting under the laws of the PRC (registration number of business license for corporate legal person is 3700001801980), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Geng Jiahuai (hereinafter is referred to as the “Group Company”).

Yanzhou Coal Mining Company Limited, a joint stock limited company established and validly subsisting under the laws of the PRC and its shares are issued to the public and listing on the Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. (registration number of business license for corporate legal person is Qi Gu Lu Zhong Ji No. 003929), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Wang Xin (hereinafter is referred to as the “Joint Stock Company”).

Whereas:

1.	The Group Company was the sole promoter and established the Joint Stock Company pursuant to the laws of the PRC on 25 September 1997. As a part of the Restructuring, the Group Company inject the assets and liabilities mainly related to the business of production of operation of coal mining to the Joint Stock Company and retained the remaining assets and liabilities.

2.	The Joint Stock Company issued shares to the public and the shares were listed on Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. The Group Company remained as the controlling shareholder of the Joint Stock Company after the listing. As at the date hereof, about 54.33% of the issued shares in the Joint Stock Company were held by the Group Company.

3.	On 17 October 1997, the Group Company and the Joint Stock Company entered into the Materials and Services Supply Agreement for the mutual supply of materials, property management, medical and other staff benefit, staff training, maintenance and repair works of listed business assets, motor vehicle and rail motor vehicle transportation, heat, water, electricity and utilities (“Original Agreement”). The term of the Original Agreement was ten years.

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4.	On 30 October 2001, the Group Company and the Joint Stock Company entered into the Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (I)”), which was approved by the independent shareholders on 17 December 2001. On 29 May 2003, the Group Company and the Joint Stock Company entered into the Second Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (II)”), which was approved by the independent shareholders on 27 June 2003.

5.	On the basis of the regulatory provisions where the Joint Stock Company is listed and the latest development on the Group Company and the Joint Stock Company, the Group Company and the Joint Stock Company intend to terminate the Original Agreement, the Supplementary Agreement (I) and the Supplementary Agreement (II), and enter into Ongoing Connected Transactions Agreements of similar nature between the Group Company together with its subsidiaries and the Joint Stock Company together with its subsidiaries for the mutual supply of materials and services separately. In this agreement, where references are made to the provision of materials (including electricity) or services by the Group Company or the Joint Stock Company, their respective subsidiaries are also included therein.

6.	The Group Company is equipped with power supply systems covering the mining areas (including the headquarters of the Joint Stock Company and the underground coal mines of the Joint Stock Company) and capabilities of power generation, and is capable to provide the electricity required by the Joint Stock Company and its underground coal mines.

In accordance with the relevant laws and regulations of the Contract Law of the People’s Republic of China and the regulatory provisions where the Joint Stock Company is listed, the Group Company enter into an agreement with the Joint Stock Company for matters on the provision of electricity upon amicable negotiation between both parties as follows:

1.	Definitions and Interpretations

1.1	Definitions

Unless otherwise defined herein, the following terms shall have the following meanings in this agreement:

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“Financial Year”	the financial year commencing from 1 January and ending on 31 December for each year;

“Interim Period”	with respect to a financial year, the interim period either commencing from 1 January and ending on 30 June or commencing from 1 July and ending on 31 December;

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“PRC”	The People’s Republic of China;

“Original Connected Transaction Agreements”	Original Agreement, Supplementary Agreement (I) and Supplementary Agreement (II);

“RMB”	the lawful currency of the PRC;

“State-prescribed price”	the price for the provision of electricity as determined according to Article 4.2; and

“Subsidiaries”	the controlling subsidiaries, non-controlling subsidiaries and other entities of the Group Company and the Joint Stock Company

1.2	Interpretations

Unless otherwise in contrary, in this agreement:

(1)	Words and terms used importing the singular include the plural and vice versa;

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(2)	A party to this agreement or any other agreement includes its successor or authorized transferees;

(3)	Articles or clauses or annex refer to the articles or clauses or annexes of this agreement;

(4)	Any provision of this agreement shall not be construed as prohibiting the extension of this agreement or prohibiting the amendment, alteration or supplement to this agreement;

(5)	The titles of sections to this agreement are provided for ease of reference only, and shall not affect the interpretation of this agreement.

2.	Provision of Electricity

2.1	The Group Company shall make available to the Joint Stock Company the provision of electricity as contemplated hereunder in accordance with the terms of this agreement and specific conditions as agreed by both parties from time to time.

2.2	The Group Company undertakes to the Joint Stock Company that the price for the provision of electricity by the Group Company to the Joint Stock Company as contemplated hereunder shall not be higher than the price offered by the Group Company to any independent third party. Where appropriate, the Group Company will provide electricity to the Joint Stock Company at a favourable price.

2.3	If the terms of provision of electricity by any third party are better than the terms offered by the Group Company or if the provision of electricity by the Group Company cannot meet the demand of the Joint Stock Company, the Joint Stock Company shall be entitled to purchase electricity from other third parties. For avoidance of doubt, the Joint Stock Company is not required to obtain the provision of electricity solely from the Group Company under any circumstances whatsoever.

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3.	Operation Model

3.1	The Joint Stock Company may submit the plan on the demand for electricity for the following year or the adjustment plan to the service items for the current year (“Annual Provision Plan”) to the Group Company before 30 November each year. Both parties shall agree unanimously on the plan before 31 December of the current year. In the event the plan on the demand for electricity of the Joint Stock Company for the following year is the same as the current year, the Group Company is obliged to satisfy the plan.

3.2	Both parties and their respective subsidiaries shall enter into specific supply contract for the provision of electricity pursuant to this agreement (including the formulation of Annual Provision Plan pursuant to this agreement).

3.3	In the course of executing the Annual Provision Plan or the specific supply contract, where necessary and agreed by both parties, the Annual Provision Plan or the specific supply contact may be adjusted.

3.4	The consideration for the provision of electricity may be settled in one lump sum or installments.

3.5	Either party shall settle the amount due to the other party or credit the account of the other party in relation to the ongoing connected transactions for the current month latest by the last business day of each calendar month. The amount incurred by the ongoing connected transactions for each calendar month shall be settled within the month immediately following, but not including the amounts involved in the transactions not completed then and the amounts under disputes.

4.	Basis for the determination of price on the provision of electricity

4.1	The Group Company shall supply electricity to the Joint Stock Company at a price to be agreed and confirmed by the parties from time to time (“Agreed Price”), provided that such price shall be determined upon normal commercial terms and not higher than the price at which the Joint Stock Company could purchase power from the Shandong Power Grid.

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4.2	In the event that at any time the state-prescribed price is effective and applicable to the provision of electricity as contemplated under this agreement, both parties agree to determine the price for electricity according to the state-prescribed price. Such state-prescribed price means the price determined according to the laws, regulations, decisions, orders or pricing policy of the relevant PRC government authorities applicable to such supply, depending on specific conditions.

5.	Representations, undertakings and warranties of the Group Company

5.1	The Group Company is a State wholly-owned enterprise established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

5.2	The Group Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

5.3	The execution of this agreement and the performance of obligations under this agreement by the Group Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association.

5.4	The Group Company undertakes to the Joint Stock Company that the terms for the provision of electricity to the Joint Stock Company as contemplated under this agreement shall not be less favourable than the terms of providing electricity to any independent third party by itself or its subsidiaries, depending as to the actual circumstances.

5.5	The Group Company undertakes and warrants that it will provide electricity to the Joint Stock Company in accordance with the requirements and standards negotiated between the Joint Stock Company and the Group Company from time to time.

5.6	The Group Company assures that there will be adequate and qualified staff to provide electricity to the Joint Stock Company, and that its staff shall obtain sufficient guidance and directions to provide electricity in accordance with the reasonable requirement of the Joint Stock Company.

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5.7	The Group Company undertakes to the Joint Stock Company that in the course of providing electricity as contemplated under this agreement, it will give priority in providing electricity to the Joint Stock Company. The Joint Stock Company is entitled to the pre-emptive right with respect to the provision of electricity by the Group Company to any third party (including, but not limited to any other third party related to the Group Company) in same terms.

5.8	In the event the provision of electricity as contemplated under this agreement is made available by the subsidiaries of the Group Company, the Group Company undertakes to procure the relevant subsidiaries to provide electricity to the Joint Stock Company and / or its subsidiaries in accordance with the provisions of this agreement.

5.9	The Group Company undertakes to the Joint Stock Company that if its subsidiaries violate any provisions of this agreement in the provision of electricity in accordance with this agreement, the Group Company shall assume the liabilities as a result of the act of its subsidiaries in violating the provisions of this agreement.

5.10	The Group Company undertakes to the Joint Stock Company that the Group Company shall procure its subsidiaries to take all necessary actions to perform its obligations under this agreement.

5.11	The Group Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Joint Stock Company. The Group Company undertakes to indemnify the Joint Stock Company on all losses incurred by the Joint Stock Company arising therefrom.

6.	Representations, undertakings and warranties of the Joint Stock Company

6.1	The Joint Stock Company is a joint stock limited company established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

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6.2	The Joint Stock Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

6.3	The execution of this agreement and the performance of obligations under this agreement by the Joint Stock Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association;

6.4	The Joint Stock Company undertakes to settle with the Group Company the consideration for the provision of electricity timely in accordance with the provisions of this Agreement;

6.5	The Joint Stock Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Group Company. The Joint Stock Company undertakes to indemnify the Group Company on all losses incurred by the Group Company arising therefrom.

7.	Termination in the provision of electricity

7.1	In the event the Joint Stock Company fails to obtain electricity as contemplated under this agreement with same terms from third parties conveniently, the Group Company shall not terminate the provision of electricity under this agreement with any reason whatsoever.

7.2	Notwithstanding the aforesaid Article 7.1, any party to this agreement may give notice in writing to the other party of not less twelve months in advance to terminate the provision or purchase of electricity. It must be included in such termination notice since when electricity to be provided/purchased shall be terminated. The provision of electricity as contemplated under this agreement shall automatically be terminated from the date of termination as set out in such notice. Such termination shall not affect other rights and obligations of the Group Company or the Joint Stock Company under this agreement.

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7.3	For avoidance of doubt, both parties agree that when the Joint Stock Company gives the termination notice for the provision of electricity in accordance with Article 7.2, the Group Company must still provide electricity to the Joint Stock company in accordance with the applicable provision terms (excluding the provision on the period of provision) prevailing since the date the notice is given until the date the termination becomes effective. The applicable provisions prevailing shall include the relevant terms of the supplementary agreement executed in accordance with Article 8.3.

8.	Effectiveness, term and termination of the agreement

8.1	Save as otherwise agreed by both parties in writing, this agreement shall become effective after it is signed by the legal representatives or authorized representatives of both parties and the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed.

8.2	This agreement is valid for a term of three years commencing from 1 January 2006 and ending on 31 December 2008. The Original Connected Transactions Agreement shall cease to execute after this agreement becomes effective.

8.3	If it is necessary to amend this agreement for any matters, both parties shall enter into supplementary agreements. Both parties shall enter into a supplementary agreement for the relevant matters prior to the end of November of the year before the financial year the supplementary agreement is subjected to. In the event both parties fail to agree unanimously for the terms of the required supplementary agreement before the above deadline, the terms of provision for the current year shall be applicable for the following financial year until both parties agree unanimously or the disputes between both parties were resolved pursuant to Article 8.4.

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8.4	If both parties fail to agree on any matter related to the transaction price, including but not limited to the amounts payable and the payment schedule, upon the request of any parties, the matter shall submit to the Pricing Bureau of Zoucheng with the Pricing Bureau of Zoucheng as the mediator to determine the resolution method. The decision of the Pricing Bureau of Zoucheng shall be final and binding on both parties.

8.5	Prior to the termination of this agreement, both parties of this agreement may negotiate jointly for entering into a new agreement for the provision of electricity, so as to ensure that the production and operation of both parties remain normal after the termination of this agreement.

8.6	In the event any part breaches any term of this agreement to a material extent (the “Breaching Party”) and the other party gives a written notice to the Breaching Party notifying that such act constitutes a breaching act and demands the Breaching Party to take remedial action within the reasonable deadline prescribed by the other party in such notice, the other party may terminate this agreement forthwith if the Breaching Party fails to take remedial action for such breaching act within the above-mentioned deadline. If the breaching act of the Breaching Party is irremediable, the other party may terminate this agreement forthwith.

8.7	The termination of this agreement shall not damage any rights or obligations already arisen for any party.

9.	Implementation of the agreement

In accordance with the requirements in the regulatory provisions at the places where the Joint Stock Company are listed, including but not limited to the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Listing Rules of the Shanghai Stock Exchange, the transactions for the provision of electricity as contemplated under this agreement shall have set an annual cap to its transaction amounts. If such annual cap requires the approval by the independent shareholders of the Joint Stock Company, then whether such transactions will be conducted on an ongoing basis shall depend on the approval of the independent shareholders of the Joint Stock Company. If the actual amount incurred in such transactions for a particular year exceeds the annual cap as approved by the independent shareholders of the Joint Stock

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Company, both parties shall suspend the provision of electricity that would have exceed the annual cap as approved by the independent shareholders of the Joint Stock Company until the Joint Stock Company has implemented the respective procedures for the consideration and approval in accordance with the regulatory provisions at the places where the Joint Stock Company are listed.

10.	Announcement

Without the written consent of any party in advance, the other party shall not publish or allow other parties (that is subject to the control of the other party to this agreement) to publish any announcement related to the subject of this agreement or any relevant matters, save as the announcements to be published in accordance with the laws or the regulatory provisions of China Securities Regulatory Commission, Shanghai Stock Exchange, Hong Kong Stock Exchange, Securities and Futures Commission in Hong Kong, New York Stock Exchange Inc. and Securities and Exchange Commission in US or any other authorities at the places where the Joint Stock Company are listed.

11.	Miscellaneous

11.1	Without the written consent of the other party, any party shall not assign its rights or obligations under this agreement.

11.2	This agreement and its annex constitute the entire agreement for the matters as contemplated under this agreement, and substitutes all agreements related to such transactions entered into previously between both parties. In the event one party (the “Breaching Party”) breaches any term in the Original Connected Transactions Agreement, the Original Connected Transactions Agreement shall terminate forthwith upon the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed, notwithstanding any right obtained by the other party (the “Complying Party”) as a result of the breach by the Breaching Party being hampered and the claim to be raised against the Breaching Party being affected.

11.3	If any term in this agreement becomes illegal, invalid or unenforceable at any time, other terms shall not be affected accordingly.

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11.4	If any party fails to perform any obligation under this agreement in accordance with the provisions of this agreement as a result of any force majeure events, evidences shall be timely provided together with a written notice to the other party, for which such failure to perform shall not be treated as any breaching act. The other party shall also agree to the performance of the relevant liabilities and obligations within a reasonable period depending on the circumstances prevailing.

11.5	Both parties agree to assume the related fees and expenses arising from the execution of this agreement in accordance with that as provided by the relevant laws of the PRC. If the same is not provided in any law, then such fees and expenses shall be equally allocated between both parties.

11.6	Amendment to this agreement or its annex shall be made in writing wherever possible, subject to signing by both parties and the corporate actions to be taken by both parties wherever appropriate.

11.7	Unless provided otherwise herein, the exercise or delay in exercise of the rights, powers or privileges under this agreement by one party does not constitute the waiver of such party on such rights, powers or privileges. The exercise of such rights, powers or privileges individually or in a portion does not exclude the exercise of any other rights, powers or privileges.

11.8	The annex to this agreement is an integral party of this agreement and shall have the same binding effect to this agreement as if it is included in this agreement.

12.	Notices

12.1	Any notice or other documents to be delivered to both parties pursuant to this agreement shall be made in writing and to be sent by hand, by post or by fax to the addresses of such party as follows:

(a)	Group Company:	Yankuang Group Corporation Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5382232

	Fax no.:	0537-5382831

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(b)	Joint Stock Company:	Yanzhou Coal Mining Company Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5384031

	Fax no.:	0537-5382032

12.2	The timing for the delivery of the notices or documents:

(a)	By hand:	At the time when the notice or document is delivered

(b)	By post:	Five (5) working days after the notice or document is posted (Saturdays, Sundays and public holidays in the PRC shall be not counted)

(c)	By fax:	At the time when the fax is received. If the fax is received beyond the normal business hours, it will be deemed to be delivered in the normal business hours of the following days, except Saturdays, Sundays and public holidays in the PRC, with the delivery report printed from the fax machine of the sender confirming the fax is transmitted completely.

13.	Applicable laws and jurisdiction

This agreement is governed by the laws of the PRC and shall be construed according to the laws of the PRC. Any dispute in connection with or arising from this agreement (including its subsistence, validity, termination or any issue related to the rights or obligations of both parties under this agreement) shall be submitted to the Arbitration Commission of Jining, Shandong Province for arbitration by any party after failing to resolve through amicable negotiation. The arbitration will be conducted at Jining in accordance with the arbitration rules then effective of such arbitration commission at the time the submission is made. The award of arbitration shall be final and shall be binding on both parties.

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14.	General

This agreement is made in Chinese.

There are four counterparts to this agreement. Both parties to the agreement shall each hold two copies after they are signed by the legal representatives or authorized representatives with seal affixed. Each copy of the agreement shall carry the same effect.

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This agreement is executed on the date written on the first page above.

Yankuang Group Corporation Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

Yanzhou Coal Mining Company Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

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Annex:	Provision of electricity by the Group Company to the Joint Stock Company

Item	Pricing Basis	Term	Notice period for termination
Provision of electricity	Agreed price	3 years	12 months

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Contract No.: [GL-06004]

YANKUANG GROUP CORPORATION LIMITED

AND

YANZHOU COAL MINING COMPANY LIMITED

PROVISION OF LABOUR AND SERVICES AGREEMENT

This agreement is entered into by the parties hereto on 10 January 2006 at Zoucheng, Shandong Province:

Yankuang Group Corporation Limited, a State wholly-owned enterprise established and validly subsisting under the laws of the PRC (registration number of business license for corporate legal person is 3700001801980), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Geng Jiahuai (hereinafter is referred to as the “Group Company”).

Yanzhou Coal Mining Company Limited, a joint stock limited company established and validly subsisting under the laws of the PRC and its shares are issued to the public and listing on the Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. (registration number of business license for corporate legal person is Qi Gu Lu Zhong Ji No. 003929), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Wang Xin (hereinafter is referred to as the “Joint Stock Company”).

Whereas:

1.	The Group Company was the sole promoter and established the Joint Stock Company pursuant to the laws of the PRC on 25 September 1997. As a part of the Restructuring, the Group Company inject the assets and liabilities mainly related to the business of production of operation of coal mining to the Joint Stock Company and retained the remaining assets and liabilities.

2.	The Joint Stock Company issued shares to the public and the shares were listed on Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. The Group Company remained as the controlling shareholder of the Joint Stock Company after the listing. As at the date hereof, about 54.33% of the issued shares in the Joint Stock Company were held by the Group Company.

3.	On 17 October 1997, the Group Company and the Joint Stock Company entered into the Materials and Services Supply Agreement for the mutual supply of materials, property management, medical and other staff benefit, staff training, maintenance and repair works of listed business assets, motor vehicle and rail motor vehicle transportation, heat, water, electricity and utilities (“Original Agreement”). The term of the Original Agreement was ten years.

4.	On 30 October 2001, the Group Company and the Joint Stock Company entered into the Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (I)”), which was approved by the independent shareholders on 17 December 2001. On 29 May 2003, the Group Company and the Joint Stock Company entered into the Second Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (II)”), which was approved by the independent shareholders on 27 June 2003.

5.	On the basis of the regulatory provisions where the Joint Stock Company is listed and the latest development on the Group Company and the Joint Stock Company, the Group Company and the Joint Stock Company intend to terminate the Original Agreement, the Supplementary Agreement (I) and the Supplementary Agreement (II), and enter into Ongoing Connected Transactions Agreements of similar nature between the Group Company together with its subsidiaries and the Joint Stock Company together with its subsidiaries for the mutual supply of materials and services separately. In this agreement, where references are made to the provision of materials or services by the Group Company or the Joint Stock Company, their respective subsidiaries are also included therein.

6.	The Group Company is equipped with the capabilities and qualifications recognized by the State to construct pit, pit alley and ground projects, and will continue to provide construction services to the Joint Stock Company.

7.	The Group Company will continue to provide telecommunication services to the Joint Stock Company.

8.	The Group Company will continue to deploy its truck team to provide transportation services to the Joint Stock Company for the coal and purchased materials such as short trip transportation and assistance to remove coal mine waste.

9.	The Group Company will continue to provide environmental and sanitary services to the Joint Stock Company.

10.	The Group Company will continue to provide police and fire services to the Joint Stock Company.

11.	The Group Company will continue to provide heat and gas supply services to the Joint Stock Company.

12.	The Group Company will continue to manage the dormitory and real estates rented and owned by the employees of the Joint Stock Company.

13.	The Group Company will continue to provide education services to the children of the Joint Stock Company’s employees through the schools established by it.

14.	The Group Company will continue to provide civil army training services to the Joint Stock Company.

15.	The Group Company will continue to provide technical training services to the employees of the Joint Stock Company.

16.	The Group Company will continue to provide medical, child care and other social welfare services to the employees of the Joint Stock Company.

In accordance with the relevant laws and regulations of the Contract Law of the People’s Republic of China and the regulatory provisions where the Joint Stock Company is listed, the Group Company enter into an agreement with the Joint Stock Company for matters on the provision of labour and services upon amicable negotiation between both parties as follows:

1.	Definitions and Interpretations

1.1	Definitions

Unless otherwise defined herein, the following terms shall have the following meanings in this agreement:

“Financial Year”	the financial year commencing from 1 January and ending on 31 December for each year;

“Interim Period”	with respect to a financial year, the interim period either commencing from 1 January and ending on 30 June or commencing from 1 July and ending on 31 December;

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“PRC”	The People’s Republic of China;

“Original Connected Transaction Agreements”	Original Agreement, Supplementary Agreement (I) and Supplementary Agreement (II);

“RMB”	the lawful currency of the PRC;

“Market price”	where applicable, the calculation of market price for the provision of labour and services as contemplated under this agreement pursuant to Article 4.2

“Cost price”	the cost for the provision of labour and services contemplated under this agreement buy the Group Company or the cost paid for the purchase of such labour and services from third parties by the Group Company and the additional cost of transmitting such labour and services to the Joint Stock Company by the Group Company;

“State-prescribed price”	the price for the provision of labour and services as determined according to Article 4.3; and

“Subsidiaries”	the controlling subsidiaries, non-controlling subsidiaries and other entities of the Group Company and the Joint Stock Company

1.2	Interpretations

Unless otherwise in contrary, in this agreement:

(1)	Words and terms used importing the singular include the plural and vice versa;

(2)	A party to this agreement or any other agreement includes its successor or authorized transferees;

(3)	Articles or clauses or annex refer to the articles or clauses or annexes of this agreement;

(4)	Any provision of this agreement shall not be construed as prohibiting the extension of this agreement or prohibiting the amendment, alteration or supplement to this agreement;

(5)	The titles of sections to this agreement are provided for ease of reference only, and shall not affect the interpretation of this agreement.

2.	Provision of Labour and Services

2.1	The provision of labour and services by the Group Company to the Joint Stock Company as contemplated hereunder include:

(1)	Construction services.

(2)	Telecommunication services, including fixed line, Internet and related services.

(3)	Motor vehicle transportation.

(4)	Environmental services.

(5)	Police and fire services.

(6)	Heat and gas supply.

(7)	Property management.

(8)	Education for children.

(9)	Civil army training.

(10)	Technical training.

(11)	Medical, child care and social welfare services.

2.2	The Group Company shall make available to the Joint Stock Company the provision of labour and services as contemplated hereunder in accordance with the terms of this agreement and specific conditions as agreed by both parties from time to time, including but not limited to quantity and quality.

2.3	The Group Company undertakes to the Joint Stock Company that the price for the provision of labour and services by the Group Company to the Joint Stock Company as contemplated hereunder shall not be higher than the price offered by the Group Company to any independent third party for the same type of labour and services. Where appropriate, the Group Company will provide such labour and services to the Joint Stock Company at a favourable price. The Joint Stock Company is not required to obtain the provision of labour and services solely from the Group Company.

3.	Operation Model

3.1	The Joint Stock Company may submit the plan on the demand for labour and services for the following year or the adjustment plan to the service items for the current year (“Annual Provision Plan”) to the Group Company before 30 November each year. Both parties shall agree unanimously on the plan before 31 December of the current year. In the event the plan on the demand for labour and services of the Joint Stock Company for the following year is the same as the current year, the Group Company is obliged to satisfy the plan.

3.2	Both parties and their respective subsidiaries shall enter into specific supply contract for the provision of labour and services pursuant to this agreement (including the formulation of Annual Provision Plan pursuant to this agreement).

3.3	In the course of executing the Annual Provision Plan or the specific supply contract, where necessary and agreed by both parties, the Annual Provision Plan or the specific supply contact may be adjusted.

3.4	The consideration for the provision of labour and services may be settled in one lump sum or installments.

3.5	Either party shall settle the amount due to the other party or credit the account of the other party in relation to the ongoing connected transactions for the current month latest by the last business day of each calendar month. The amount incurred by the ongoing connected transactions for each calendar month shall be settled within the month immediately following, but not including the amounts involved in the transactions not completed then and the amounts under disputes.

4.	Basis for the determination of price on the provision of labour and services

4.1	The price for construction services and telecommunication services shall be determined according to the Market price. Such Market price shall be calculated and estimated each year, if possible, prior to the beginning of a financial year.

4.2	The price for construction services and telecommunication services shall be calculated according to the Market price to be determined according to normal commercial terms based on the following:

(1)	the price at which the same or similar type of supplies or services provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the same area or in the vicinity;

(2)	if (1) above is not applicable, the price at which the same or similar type of supplies or services is to be provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the PRC.

4.3	The price of motor vehicle transportation services shall be determined according to the state-prescribed price. Such state-prescribed price means the price determined according to the laws, regulations, decisions, orders or pricing policy of the relevant PRC government authorities applicable to such supply, depending on specific conditions.

4.4	With respect to environmental services, police and fire services, gas and heat supply services, property management services, education for children, civil army training, technical training, both parties agree to determine the prices of such services on the basis of the cost price of such services. If it is required to calculate the cost price of such services, the Group Company shall provide the complete books and records to the Joint Stock Company for calculating such cost price.

4.4.1	The final price for environmental services and gas and heat supply services shall be the total cost of such services incurred by the Group Company for the Joint Stock Company and itself multiplied by the proportion of the area of the properties of the Joint Stock Company receiving such services to the total area of the properties of the Group Company and the Joint Stock Company receiving such services.

4.4.2	The final price for police and fire services, property management services, education for children and civil army training shall be the total cost of such services incurred by the Group Company for the Joint Stock Company and itself multiplied by the proportion of the number of staff of the Joint Stock Company receiving such services to the total number of staff of the Group Company and the Joint Stock Company receiving such services.

4.4.3	The final price for technical training shall be the cost for training a staff by the Group Company multiplied by the actual number of staff of the Joint Stock Company being trained.

4.5	The price for medical, child care and social welfare services shall be determined according to the state-prescribed price. In accordance with the laws, regulations, financial management system in the PRC and the relevant provisions of the Ministry of Finance and Shandong Provincial Government in relation to the establishment of Basic Medical Insurance and Supplementary Medical Insurance System for Staff in Municipal and County Area, the Joint Stock Company will make provision on welfare fees that is equivalent to 14% of the total annual salaries of its staff, and may elect to make provision for supplementary medical insurance premium that is equivalent to 4% of the total annual salaries of its staff, which shall be tender to the Group Company for the settlement of the Company’s staff medical, child care and social welfare services, including but not limited to cultural, artistic, sports and entertainment services, economic difficulties assistances, travel allowances and other welfare expenditures to be charged as provided by the State.

4.5.1	The Group Company shall settle the payment and administration of medical insurance funds for the Joint Stock Company. The Group Company shall make provision from the welfare fees that is equivalent to 8% of the total annual salaries of the Joint Stock Company’s staff for the basic medical insurance funds payable by the Joint Stock Company;

4.5.2	The balance of welfare fees after deducting for the provision of basic medical insurance funds shall be applied to pay to the Group Company for the provision of child care and other social welfare services to the staff of the Joint Stock Company.

4.5.3	The Joint Stock Company may elect to make provision for supplementary medical insurance premium that is equivalent to 4% of the total annual salaries of its staff.

4.6	In the event that at any time the state-prescribed price is effective and applicable to the provision of labour and services as contemplated under this agreement, both parties agree to determine the price for such labour and services according to the state-prescribed price. Such state-prescribed price is applicable to Article 4.3 of this agreement.

5.	Representations, undertakings and warranties of the Group Company

5.1	The Group Company is a State wholly-owned enterprise established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

5.2	The Group Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

5.3	The execution of this agreement and the performance of obligations under this agreement by the Group Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association.

5.4	The Group Company undertakes to the Joint Stock Company that the terms for the provision of labour and services to the Joint Stock Company as contemplated under this agreement shall not be less favourable than the terms of providing such labour and services to any independent third party by itself or its subsidiaries, depending as to the actual circumstances.

5.5	The Group Company undertakes and warrants that it will provide such labour and services to the Joint Stock Company in accordance with the requirements and standards negotiated between the Joint Stock Company and the Group Company from time to time.

5.6	The Group Company assures that there will be adequate and qualified staff to provide such labour and services to the Joint Stock Company, and that its staff shall obtain sufficient guidance and directions to provide such labour and services in accordance with the reasonable requirement of the Joint Stock Company.

5.7	The Group Company undertakes to the Joint Stock Company that in the course of providing such labour and services as contemplated under this agreement, it will give priority in providing such labour and services to the Joint Stock Company. The Joint Stock Company is entitled to the pre-emptive right with respect to the provision of such services by the Group Company to any third party (including, but not limited to any other third party related to the Group Company) in same terms.

5.8	In the event the provision of labour and services as contemplated under this agreement is made available by the subsidiaries of the Group Company, the Group Company undertakes to procure the relevant subsidiaries to provide such labour and services to the Joint Stock Company and / or its subsidiaries in accordance with the provisions of this agreement.

5.9	The Group Company undertakes to the Joint Stock Company that if its subsidiaries violate any provisions of this agreement in the provision of labour and services in accordance with this agreement, the Group Company shall assume the liabilities as a result of the act of its subsidiaries in violating the provisions of this agreement.

5.10	The Group Company undertakes to the Joint Stock Company that the Group Company shall procure its subsidiaries to take all necessary actions to perform its obligations under this agreement.

5.11	The Group Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Joint Stock Company. The Group Company undertakes to indemnify the Joint Stock Company on all losses incurred by the Joint Stock Company arising therefrom.

6.	Representations, undertakings and warranties of the Joint Stock Company

6.1	The Joint Stock Company is a joint stock limited company established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

6.2	The Joint Stock Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

6.3	The execution of this agreement and the performance of obligations under this agreement by the Joint Stock Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association;

6.4	The Joint Stock Company undertakes to settle with the Group Company the consideration for the provision of labour and services timely in accordance with the provisions of this Agreement;

6.5	The Joint Stock Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Group Company. The Joint Stock Company undertakes to indemnify the Group Company on all losses incurred by the Group Company arising therefrom.

7.	Termination in the provision of labour and services

7.1	In the event the Joint Stock Company fails to obtain certain type of labour and services as contemplated under this agreement with same terms from third parties conveniently, the Group Company shall not terminate the provision of such labour and services under this agreement with any reason whatsoever.

7.2	Notwithstanding the aforesaid Article 7.1, any party to this agreement may give notice in writing to the other party of not less twelve months in advance to terminate the provision or purchase of certain type of labour and services. It must be included in such termination notice which type of labour and services to be provided/purchased shall be terminated, and since when such type of labour and services to be provided/purchased shall be terminated. Such type of labour and service as set out in such notice shall automatically be terminated from provision/purchase from the date of termination as set out in such notice. Such termination shall not affect other rights and obligations of the Group Company or the Joint Stock Company under this agreement.

7.3	For avoidance of doubt, both parties agree that when the Joint Stock Company gives the termination notice for the provision of labour and services in accordance with Article 7.2, the Group Company must still provide the labour and services to the Joint Stock company in accordance with the applicable provision terms (excluding the provision on the period of provision) prevailing since the date the notice is given until the date the termination becomes effective. The applicable provisions prevailing shall include the relevant terms of the supplementary agreement executed in accordance with Article 8.3.

8.	Effectiveness, term and termination of the agreement

8.1	Save as otherwise agreed by both parties in writing, this agreement shall become effective after it is signed by the legal representatives or authorized representatives of both parties and the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed.

8.2	This agreement is valid for a term of three years commencing from 1 January 2006 and ending on 31 December 2008. The Original Connected Transactions Agreement shall cease to execute after this agreement becomes effective.

8.3	If it is necessary to amend this agreement for any matters, both parties shall enter into supplementary agreements. Both parties shall enter into a supplementary agreement for the relevant matters prior to the end of November of the year before the financial year the supplementary agreement is subjected to. In the event both parties fail to agree unanimously for the terms of the required supplementary agreement before the above deadline, the terms of provision for the current year shall be applicable for the following financial year until both parties agree unanimously or the disputes between both parties were resolved pursuant to Article 8.4.

8.4	If both parties fail to agree on any matter related to the transaction price, including but not limited to the amounts payable and the payment schedule, upon the request of any parties, the matter shall submit to the Pricing Bureau of Zoucheng with the Pricing Bureau of Zoucheng as the mediator to determine the resolution method. The decision of the Pricing Bureau of Zoucheng shall be final and binding on both parties.

8.5	Prior to the termination of this agreement, both parties of this agreement may negotiate jointly for entering into a new agreement for the provision of labour and services, so as to ensure that the production and operation of both parties remain normal after the termination of this agreement.

8.6	In the event any part breaches any term of this agreement to a material extent (the “Breaching Party”) and the other party gives a written notice to the Breaching Party notifying that such act constitutes a breaching act and demands the Breaching Party to take remedial action within the reasonable deadline prescribed by the other party in such notice, the other party may terminate this agreement forthwith if the Breaching Party fails to take remedial action for such breaching act within the above-mentioned deadline. If the breaching act of the Breaching Party is irremediable, the other party may terminate this agreement forthwith.

8.7	The termination of this agreement shall not damage any rights or obligations already arisen for any party.

9.	Implementation of the agreement

In accordance with the requirements in the regulatory provisions at the places where the Joint Stock Company are listed, including but not limited to the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Listing Rules of the Shanghai Stock Exchange, the ongoing connected transactions as contemplated under this agreement shall have set an annual cap to its transaction amounts. If the annual cap related to the labour and services transactions requires the approval by the independent shareholders of the Joint Stock Company, then whether such transactions will be conducted on an ongoing basis shall depend on the approval of the independent shareholders of the Joint Stock Company. If the actual amount incurred in such transactions for a particular year exceeds the annual cap as approved by the independent shareholders of the Joint Stock Company, both parties shall suspend the provision of labour and services that would have exceed the annual cap as approved by the independent shareholders of the Joint Stock Company until the Joint Stock Company has implemented the respective procedures for the consideration and approval in accordance with the regulatory provisions at the places where the Joint Stock Company are listed.

10.	Announcement

Without the written consent of any party in advance, the other party shall not publish or allow other parties (that is subject to the control of the other party to this agreement) to publish any announcement related to the subject of this agreement or any relevant matters, save as the announcements to be published in accordance with the laws or the regulatory provisions of China Securities Regulatory Commission, Shanghai Stock Exchange, Hong Kong Stock Exchange, Securities and Futures Commission in Hong Kong, New York Stock Exchange Inc. and Securities and Exchange Commission in US or any other authorities at the places where the Joint Stock Company are listed.

11.	Miscellaneous

11.1	Without the written consent of the other party, any party shall not assign its rights or obligations under this agreement.

11.2	This agreement and its annex constitute the entire agreement for the matters as contemplated under this agreement, and substitutes all agreements related to such transactions entered into previously between both parties. In the event one party (the “Breaching Party”) breaches any term in the Original Connected Transactions Agreement, the Original Connected Transactions Agreement shall terminate forthwith upon the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed, notwithstanding any right obtained by the other party (the “Complying Party”) as a result of the breach by the Breaching Party being hampered and the claim to be raised against the Breaching Party being affected.

11.3	If any term in this agreement becomes illegal, invalid or unenforceable at any time, other terms shall not be affected accordingly.

11.4	If any party fails to perform any obligation under this agreement in accordance with the provisions of this agreement as a result of any force majeure events, evidences shall be timely provided together with a written notice to the other party, for which such failure to perform shall not be treated as any breaching act. The other party shall also agree to the performance of the relevant liabilities and obligations within a reasonable period depending on the circumstances prevailing.

11.5	Both parties agree to assume the related fees and expenses arising from the execution of this agreement in accordance with that as provided by the relevant laws of the PRC. If the same is not provided in any law, then such fees and expenses shall be equally allocated between both parties.

11.6	Amendment to this agreement or its annex shall be made in writing wherever possible, subject to signing by both parties and the corporate actions to be taken by both parties wherever appropriate.

11.7	Unless provided otherwise herein, the exercise or delay in exercise of the rights, powers or privileges under this agreement by one party does not constitute the waiver of such party on such rights, powers or privileges. The exercise of such rights, powers or privileges individually or in a portion does not exclude the exercise of any other rights, powers or privileges.

11.8	The annex to this agreement is an integral party of this agreement and shall have the same binding effect to this agreement as if it is included in this agreement.

12.	Notices

12.1	Any notice or other documents to be delivered to both parties pursuant to this agreement shall be made in writing and to be sent by post or by fax to the addresses of such party as follows:

(a)	Group Company:	Yankuang Group Corporation Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5382232

	Fax no.:	0537-5382831

(b)	Joint Stock Company:	Yanzhou Coal Mining Company Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5384031

	Fax no.:	0537-5382032

12.2	The timing for the delivery of the notices or documents:

(a)	By hand:	At the time when the notice or document is delivered

(b)	By post:	Five (5) working days after the notice or document is posted (Saturdays, Sundays and public holidays in the PRC shall be not counted)

(c)	By fax:	At the time when the fax is received. If the fax is received beyond the normal business hours, it will be deemed to be delivered in the normal business hours of the following days, except Saturdays, Sundays and public holidays in the PRC, with the delivery report printed from the fax machine of the sender confirming the fax is transmitted completely.

13.	Applicable laws and jurisdiction

This agreement is governed by the laws of the PRC and shall be construed according to the laws of the PRC. Any dispute in connection with or arising from this agreement (including its subsistence, validity, termination or any issue related to the rights or obligations of both parties under this agreement) shall be submitted to the Jining Arbitration Commission of Shandong Province for arbitration by any party after failing to resolve through amicable negotiation. The arbitration will be conducted at Jining in accordance with the arbitration rules then effective of such arbitration commission at the time the submission is made. The award of arbitration shall be final and shall be binding on both parties.

14.	General

This agreement is made in Chinese.

There are four counterparts to this agreement. Each party shall hold two copies after they are signed by the legal representatives or authorized representatives with seal affixed. Each copy of the agreement shall carry the same effect.

This agreement is executed on the date written on the first page above.

Yankuang Group Corporation Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

Yanzhou Coal Mining Company Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

Annex: Provision of labour and Services by the Group Company to the Joint Stock Company

No.	Items	Pricing Basis	Term	Notice period for termination
1	Construction services	Market price	3 years	12 months

2	Telecommunication services	Market price	3 years	12 months

3	Motor vehicle transportation	State-prescribed price	3 years	12 months

4	Environmental services	To be determined on the basis of cost price, where the final price shall be the total cost of such services incurred by the Group Company for the Joint Stock Company and itself multiplied by the proportion of the area of the properties of the Joint Stock Company receiving such services to the total area of the properties of the Group Company and the Joint Stock Company receiving such services.	3 years	12 months

5	Heat and gas supply		3 years	12 months

6	Police and fire services	To be determined on the basis of cost price, where the final price shall be the total cost of such services incurred by the Group Company for the Joint Stock Company and itself multiplied by the proportion of the number of staff of the Joint Stock Company receiving such services to the total number of staff of the Group Company and the Joint Stock Company receiving such services	3 years	12 months

7	Property management		3 years	12 months

8	Education for children		3 years	12 months

9	Civil army training		3 years	12 months

10	Technical training	Cost price: the cost for training a staff by the Group Company multiplied by the actual number of staff of the Joint Stock Company being trained	3 years	12 months

11	Medical, child care and social welfare services	State-prescribed price	3 years	12 months

Contract No.: [GL-06003]

YANKUANG GROUP CORPORATION LIMITED

AND

YANZHOU COAL MINING COMPANY LIMITED

EQUIPMENT MAINTENANCE AND REPAIR WORKS AGREEMENT

This agreement is entered into by the parties hereto on 10 January 2006 at Zoucheng, Shandong Province:

Yankuang Group Corporation Limited, a State wholly-owned enterprise established and validly subsisting under the laws of the PRC (registration number of business license for corporate legal person is 3700001801980), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Geng Jiahuai (hereinafter is referred to as the “Group Company”).

Yanzhou Coal Mining Company Limited, a joint stock limited company established and validly subsisting under the laws of the PRC and its shares are issued to the public and listing on the Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. (registration number of business license for corporate legal person is Qi Gu Lu Zhong Ji No. 003929), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Wang Xin (hereinafter is referred to as the “Joint Stock Company”).

Whereas:

1.	The Group Company was the sole promoter and established the Joint Stock Company pursuant to the laws of the PRC on 25 September 1997. As a part of the Restructuring, the Group Company inject the assets and liabilities mainly related to the business of production of operation of coal mining to the Joint Stock Company and retained the remaining assets and liabilities.

2.	The Joint Stock Company issued shares to the public and the shares were listed on Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. The Group Company remained as the controlling shareholder of the Joint Stock Company after the listing. As at the date hereof, about 54.33% of the issued shares in the Joint Stock Company were held by the Group Company.

3.	On 17 October 1997, the Group Company and the Joint Stock Company entered into the Materials and Services Supply Agreement for the mutual supply of materials, property management, medical and other staff benefit, staff training, maintenance and repair works of listed business assets, motor vehicle and rail motor vehicle transportation, heat, water, electricity and utilities (“Original Agreement”). The term of the Original Agreement was ten years.

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4.	On 30 October 2001, the Group Company and the Joint Stock Company entered into the Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (I)”), which was approved by the independent shareholders on 17 December 2001. On 29 May 2003, the Group Company and the Joint Stock Company entered into the Second Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (II)”), which was approved by the independent shareholders on 27 June 2003.

5.	On the basis of the regulatory provisions where the Joint Stock Company is listed and the latest development on the Group Company and the Joint Stock Company, the Group Company and the Joint Stock Company intend to terminate the Original Agreement, the Supplementary Agreement (I) and the Supplementary Agreement (II), and enter into Ongoing Connected Transactions Agreements of similar nature between the Group Company together with its subsidiaries and the Joint Stock Company together with its subsidiaries for the mutual supply of materials and services separately. In this agreement, where references are made to the provision of materials or services by the Group Company or the Joint Stock Company, their respective subsidiaries are also included therein.

In accordance with the relevant laws and regulations of the Contract Law of the People’s Republic of China and the regulatory provisions where the Joint Stock Company is listed, the Group Company enter into an agreement with the Joint Stock Company for matters on the provision of equipment maintenance and repair works upon amicable negotiation between both parties as follows:

1.	Definitions and Interpretations

1.1	Definitions

Unless otherwise defined herein, the following terms shall have the following meanings in this agreement:

“Financial Year”	the financial year commencing from 1 January and ending on 31 December for each year;

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“Interim Period”	with respect to a financial year, the interim period either commencing from 1 January and ending on 30 June or commencing from 1 July and ending on 31 December;

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“PRC”	The People’s Republic of China;

“Original Connected Transaction Agreements”	Original Agreement, Supplementary Agreement (I) and Supplementary Agreement (II);

“RMB”	the lawful currency of the PRC;

“Market price”	where applicable, the calculation of market price for the provision of equipment maintenance and repair works as contemplated under this agreement pursuant to Article 4.2

“State-prescribed price”	the price for the provision of equipment maintenance and repair works as determined according to Article 4.3; and

“Subsidiaries”	the controlling subsidiaries, non-controlling subsidiaries and other entities of the Group Company and the Joint Stock Company

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1.2	Interpretations

Unless otherwise in contrary, in this agreement:

(1)	Words and terms used importing the singular include the plural and vice versa;

(2)	A party to this agreement or any other agreement includes its successor or authorized transferees;

(3)	Articles or clauses or annex refer to the articles or clauses or annexes of this agreement;

(4)	Any provision of this agreement shall not be construed as prohibiting the extension of this agreement or prohibiting the amendment, alteration or supplement to this agreement;

(5)	The titles of sections to this agreement are provided for ease of reference only, and shall not affect the interpretation of this agreement.

2.	Equipment maintenance and repair works

2.1	The provision of equipment maintenance and repair works as contemplated hereunder include mining equipment and machinery such as coal excavators, digging machines, liquid pressure support systems, leather belt conveyance systems etc.

2.2	The Group Company shall make available to the Joint Stock Company the provision of equipment maintenance and repair works as contemplated hereunder in accordance with the terms of this agreement and specific conditions as agreed by both parties from time to time, including but not limited to quantity and quality.

2.3	The Group Company undertakes to the Joint Stock Company that the price for the provision of equipment maintenance and repair works by the Group Company to the Joint Stock Company as contemplated hereunder shall not be higher than the price offered by the Group Company to any independent third party for the similar services. Where appropriate, the Group Company will provide such equipment maintenance and repair works to the Joint Stock Company at a favourable price. The Joint Stock Company is not required to obtain the provision of equipment maintenance and repair works solely from the Group Company.

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3.	Operation Model

3.1	The Joint Stock Company may submit the plan on the demand for equipment maintenance and repair works for the following year or the adjustment plan to the service items for the current year (“Annual Maintenance and Repair Services Plan”) to the Group Company before 30 November each year. Both parties shall agree unanimously on the plan before 31 December of the current year. In the event the plan on the demand for equipment maintenance and repair works of the Joint Stock Company for the following year is the same as the current year, the Group Company is obliged to satisfy the plan.

3.2	Both parties and their respective subsidiaries shall enter into specific equipment maintenance and repair works contract for the provision of equipment maintenance and repair works pursuant to this agreement (including the formulation of Annual Maintenance and Repair Services Plan pursuant to this agreement).

3.3	In the course of executing the Annual Maintenance and Repair Services Plan or the specific equipment maintenance and repair works contract, where necessary and agreed by both parties, the Annual Maintenance and Repair Services Plan or the specific equipment maintenance and repair works contract may be adjusted.

3.4	The consideration for the provision of equipment maintenance and repair works may be settled in one lump sum or installments.

3.5	Either party shall settle the amount due to the other party or credit the account of the other party in relation to the ongoing connected transactions for the current month latest by the last business day of each calendar month. The amount incurred by the ongoing connected transactions for each calendar month shall be settled within the month immediately following, but not including the amounts involved in the transactions not completed then and the amounts under disputes.

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4.	Basis for the determination of price on equipment maintenance and repair works

4.1	The price for equipment maintenance and repair works shall be determined according to the Market price. Such Market price shall be calculated and estimated each year, if possible, prior to the beginning of a financial year.

4.2	The price for equipment maintenance and repair works shall be calculated according to the Market price to be determined according to normal commercial terms based on the following:

(1)	the price at which the same or similar type of equipment maintenance and repair works provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the same area or in the vicinity;

(2)	if (1) above is not applicable, the price at which the same or similar type of equipment maintenance and repair works is to be provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the PRC.

4.3	In the event that at any time the state-prescribed price is effective and applicable to the provision of equipment maintenance and repair works as contemplated under this agreement, both parties agree to determine the price for such equipment maintenance and repair works according to the state-prescribed price. Such state-prescribed price means the price determined according to the laws, regulations, decisions, orders or pricing policy of the relevant PRC government authorities applicable to such supply, depending on specific conditions.

5.	Representations, undertakings and warranties of the Group Company

5.1	The Group Company is a State wholly-owned enterprise established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

5.2	The Group Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

5.3	The execution of this agreement and the performance of obligations under

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this agreement by the Group Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association.

5.4	The Group Company undertakes to the Joint Stock Company that the terms for the provision of equipment maintenance and repair works to the Joint Stock Company as contemplated under this agreement shall not be less favourable than the terms of providing such equipment maintenance and repair works to any independent third party by itself or its subsidiaries, depending as to the actual circumstances.

5.5	The Group Company undertakes and warrants that it will provide such equipment maintenance and repair works to the Joint Stock Company in accordance with the requirements and standards negotiated between the Joint Stock Company and the Group Company from time to time.

5.6	The Group Company assures that there will be adequate and qualified staff to provide such equipment maintenance and repair works to the Joint Stock Company, and that its staff shall obtain sufficient guidance and directions to provide such equipment maintenance and repair works in accordance with the reasonable requirement of the Joint Stock Company.

5.7	The Group Company undertakes to the Joint Stock Company that it will give priority in providing such equipment maintenance and repair works to the Joint Stock Company on the same terms or terms not less favourable than those offered to third parties.

5.8	In the event the provision of equipment maintenance and repair works as contemplated under this agreement is made available by the subsidiaries of the Group Company, the Group Company undertakes to procure the relevant subsidiaries to provide such equipment maintenance and repair works to the Joint Stock Company and / or its subsidiaries in accordance with the provisions of this agreement.

5.9	The Group Company undertakes to the Joint Stock Company that if its subsidiaries violate any provisions of this agreement in the provision of

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equipment maintenance and repair works in accordance with this agreement, the Group Company shall assume the liabilities as a result of the act of its subsidiaries in violating the provisions of this agreement.

5.10	The Group Company undertakes to the Joint Stock Company that the Group Company shall procure its subsidiaries to take all necessary actions to perform its obligations under this agreement.

5.11	The Group Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Joint Stock Company. The Group Company undertakes to indemnify the Joint Stock Company on all losses incurred by the Joint Stock Company arising therefrom.

6.	Representations, undertakings and warranties of the Joint Stock Company

6.1	The Joint Stock Company is a joint stock limited company established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

6.2	The Joint Stock Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

6.3	The execution of this agreement and the performance of obligations under this agreement by the Joint Stock Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association;

6.4	The Joint Stock Company undertakes to settle with the Group Company the consideration for the equipment maintenance and repair works timely in accordance with the provisions of this Agreement;

6.5	The Joint Stock Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid

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certain omissions that will result in any damage to be suffered by the Group Company. The Joint Stock Company undertakes to indemnify the Group Company on all losses incurred by the Group Company arising therefrom.

7.	Termination in the equipment maintenance and repair works

7.1	In the event the Joint Stock Company fails to obtain equipment maintenance and repair works as contemplated under this agreement with same terms from third parties conveniently, the Group Company shall not terminate the equipment maintenance and repair works under this agreement with any reason whatsoever.

7.2	Notwithstanding the aforesaid Article 7.1, any party to this agreement may give notice in writing to the other party of not less twelve months in advance to terminate the equipment maintenance and repair works. It must be included in such termination notice when the equipment maintenance and repair works shall be terminated. The equipment maintenance and repair works as contemplated hereunder shall automatically be terminated from the date of termination as set out in such notice. Such termination shall not affect other rights and obligations of the Group Company or the Joint Stock Company under this agreement.

7.3	For avoidance of doubt, both parties agree that when the Joint Stock Company gives the termination notice for the equipment maintenance and repair works in accordance with Article 7.2, the Group Company must still provide the equipment maintenance and repair works to the Joint Stock company in accordance with the applicable service terms (excluding the provision on the service period) prevailing since the date the notice is given until the date the termination becomes effective. The applicable provisions prevailing shall include the relevant terms of the supplementary agreement executed in accordance with Article 8.3.

8.	Effectiveness, term and termination of the agreement

8.1	Save as otherwise agreed by both parties in writing, this agreement shall become effective after it is signed by the legal representatives or authorized representatives of both parties and the Joint Stock Company having performed the procedures to be considered and approved by the Board of

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Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed.

8.2	This agreement is valid for a term of three years commencing from 1 January 2006 and ending on 31 December 2008. The Original Connected Transactions Agreement shall cease to execute after this agreement becomes effective.

8.3	If it is necessary to amend this agreement for any matters, both parties shall enter into supplementary agreements. Both parties shall enter into a supplementary agreement for the relevant matters prior to the end of November of the year before the financial year the supplementary agreement is subjected to. In the event both parties fail to agree unanimously for the terms of the required supplementary agreement before the above deadline, the services terms for the current year shall be applicable for the following financial year until both parties agree unanimously or the disputes between both parties were resolved pursuant to Article 8.4.

8.4	If both parties fail to agree on any matter related to the transaction price, including but not limited to the amounts payable and the payment schedule, upon the request of any parties, the matter shall submit to the Pricing Bureau of Zoucheng with the Pricing Bureau of Zoucheng as the mediator to determine the resolution method. The decision of the Pricing Bureau of Zoucheng shall be final and binding on both parties.

8.5	Prior to the termination of this agreement, both parties of this agreement may negotiate jointly for entering into a new agreement for the equipment maintenance and repair works, so as to ensure that the production and operation of both parties remain normal after the termination of this agreement.

8.6	In the event any part breaches any term of this agreement to a material extent (the “Breaching Party”) and the other party gives a written notice to the Breaching Party notifying that such act constitutes a breaching act and demands the Breaching Party to take remedial action within the reasonable deadline prescribed by the other party in such notice, the other party may

10

terminate this agreement forthwith if the Breaching Party fails to take remedial action for such breaching act within the above-mentioned deadline. If the breaching act of the Breaching Party is irremediable, the other party may terminate this agreement forthwith.

8.7	The termination of this agreement shall not damage any rights or obligations already arisen for any party.

9.	Implementation of the agreement

In accordance with the requirements in the regulatory provisions at the places where the Joint Stock Company are listed, including but not limited to the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Listing Rules of the Shanghai Stock Exchange, the equipment maintenance and repair works as contemplated under this agreement shall have set an annual cap to its transaction amounts. If the annual cap related to the equipment maintenance and repair works transactions as contemplated hereunder requires the approval by the independent shareholders of the Joint Stock Company, then whether such transactions will be conducted on an ongoing basis shall depend on the approval of the independent shareholders of the Joint Stock Company. If the actual amount incurred in such transactions for a particular year exceeds the annual cap as approved by the independent shareholders of the Joint Stock Company, both parties shall suspend the equipment maintenance and repair works that would have exceed the annual cap as approved by the independent shareholders of the Joint Stock Company until the Joint Stock Company has implemented the respective procedures for the consideration and approval in accordance with the regulatory provisions at the places where the Joint Stock Company are listed.

10.	Announcement

Without the written consent of any party in advance, the other party shall not publish or allow other parties (that is subject to the control of the other party to this agreement) to publish any announcement related to the subject of this agreement or any relevant matters, save as the announcements to be published in accordance with the laws or the regulatory provisions of China Securities Regulatory Commission, Shanghai Stock Exchange, Hong Kong Stock Exchange, Securities and Futures Commission in Hong Kong, New York Stock Exchange Inc. and Securities and Exchange Commission in US or any other authorities at the places where the Joint Stock Company are listed.

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11.	Miscellaneous

11.1	Without the written consent of the other party, any party shall not assign its rights or obligations under this agreement.

11.2	This agreement and its annex constitute the entire agreement for the matters as contemplated under this agreement, and substitutes all agreements related to such transactions entered into previously between both parties. In the event one party (the “Breaching Party”) breaches any term in the Original Connected Transactions Agreement, the Original Connected Transactions Agreement shall terminate forthwith upon the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed, notwithstanding any right obtained by the other party (the “Complying Party”) as a result of the breach by the Breaching Party being hampered and the claim to be raised against the Breaching Party being affected.

11.3	If any term in this agreement becomes illegal, invalid or unenforceable at any time, other terms shall not be affected accordingly.

11.4	If any party fails to perform any obligation under this agreement in accordance with the provisions of this agreement as a result of any force majeure events, evidences shall be timely provided together with a written notice to the other party, for which such failure to perform shall not be treated as any breaching act. The other party shall also agree to the performance of the relevant liabilities and obligations within a reasonable period depending on the circumstances prevailing.

11.5	Both parties agree to assume the related fees and expenses arising from the execution of this agreement in accordance with that as provided by the relevant laws of the PRC. If the same is not provided in any law, then such fees and expenses shall be equally allocated between both parties.

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11.6	Amendment to this agreement or its annex shall be made in writing wherever possible, subject to signing by both parties and the corporate actions to be taken by both parties wherever appropriate.

11.7	Unless provided otherwise herein, the exercise or delay in exercise of the rights, powers or privileges under this agreement by one party does not constitute the waiver of such party on such rights, powers or privileges. The exercise of such rights, powers or privileges individually or in a portion does not exclude the exercise of any other rights, powers or privileges.

11.8	The annex to this agreement is an integral party of this agreement and shall have the same binding effect to this agreement as if it is included in this agreement.

12.	Notices

12.1	Any notice or other documents to be delivered to both parties pursuant to this agreement shall be made in writing and to be sent by hand, by post or by fax to the addresses of such party as follows:

(a)	Group Company:	Yankuang Group Corporation Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5382232

	Fax no.:	0537-5382831

(b)	Joint Stock Company:	Yanzhou Coal Mining Company Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5384031

	Fax no.:	0537-5382032

12.2	The timing for the delivery of the notices or documents:

(a)	By hand:	At the time when the notice or document is delivered

(b)	By post:	Five (5) working days after the notice or document is posted (Saturdays, Sundays and public holidays in the PRC shall be not counted)

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(c)	By fax:	At the time when the fax is received. If the fax is received beyond the normal business hours, it will be deemed to be delivered in the normal business hours of the following days, except Saturdays, Sundays and public holidays in the PRC, with the delivery report printed from the fax machine of the sender confirming the fax is transmitted completely.

13.	Applicable laws and jurisdiction

This agreement is governed by the laws of the PRC and shall be construed according to the laws of the PRC. Any dispute in connection with or arising from this agreement (including its subsistence, validity, termination or any issue related to the rights or obligations of both parties under this agreement) shall be submitted to the Jining Arbitration Commission of Shandong Province for arbitration by any party after failing to resolve through amicable negotiation. The arbitration will be conducted at Jining in accordance with the arbitration rules then effective of such arbitration commission at the time the submission is made. The award of arbitration shall be final and shall be binding on both parties.

14.	General

This agreement is made in Chinese.

There are four counterparts to this agreement. Each party shall hold two copies after they are signed by the legal representatives or authorized representatives with seal affixed. Each copy of the agreement shall carry the same effect.

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This agreement is executed on the date written on the first page above.

Yankuang Group Corporation Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

Yanzhou Coal Mining Company Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

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Annex: Provision of equipment maintenance and repair works by the Group Company to the Joint Stock Company

Item	Pricing Basis	Term	Notice period for termination
Equipment and repair works	Market price	3 years	12 months

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Contract No.: [GL-06005]

YANKUANG GROUP CORPORATION LIMITED

AND

YANZHOU COAL MINING COMPANY LIMITED

ADMINISTRATIVE SERVICES FOR PENSION FUND

AND RETIREMENT BENEFITS AGREEMENT

This agreement is entered into by the parties hereto on 10 January 2006 at Zoucheng, Shandong Province:

Yankuang Group Corporation Limited, a State wholly-owned enterprise established and validly subsisting under the laws of the PRC (registration number of business license for corporate legal person is 3700001801980), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Geng Jiahuai (hereinafter is referred to as the “Group Company”).

Yanzhou Coal Mining Company Limited, a joint stock limited company established and validly subsisting under the laws of the PRC and its shares are issued to the public and listing on the Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. (registration number of business license for corporate legal person is Qi Gu Lu Zhong Ji No. 003929), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Wang Xin (hereinafter is referred to as the “Joint Stock Company”).

Whereas:

1.	The Group Company was the sole promoter and established the Joint Stock Company pursuant to the laws of the PRC on 25 September 1997. As a part of the Restructuring, the Group Company inject the assets and liabilities mainly related to the business of production of operation of coal mining to the Joint Stock Company and retained the remaining assets and liabilities.

2.	The Joint Stock Company issued shares to the public and the shares were listed on Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. The Group Company remained as the controlling shareholder of the Joint Stock Company after the listing. As at the date hereof, about 54.33% of the issued shares in the Joint Stock Company were held by the Group Company.

3.	On 17 October 1997, the Group Company and the Joint Stock Company entered into the Restructuring Agreement, which provided that after the establishment of the Joint Stock Company, the staff of the Joint Stock Company may continue to participate in the pension fund being administrated according to the implementation measures of the Group Company.

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4.	The Group Company owns the auxiliary facilities, services, education system related to the production and operation system of coal mining. These auxiliary facilities can provide a series of services to the benefit of the retired staff of the Joint Stock Company. As a company principally engaged in the production and operation of coal mining, the Joint Stock Company is not equipped with the conditions to assume the back-office functions such as community services and welfare benefits.

5.	On 17 October 1997, the Group Company entered into the Pension Fund Agreement with the Joint Stock Company (“Original Administration Agreement”). According to the provisions of the Original Administration Agreement: (1) since the date the Joint Stock Company was establish, the relevant welfare matters of its retired staff will be administered by the Group Company; (2) the Joint Stock Company will provide the pension fund contribution which is equal to 45% of the total monthly salary of its staff per month and remit the same to the designated account of the Group Company before the end of that month, so that the Group Company can administer the pension fund for the Joint Stock Company including contribution of staff basic pension fund to the social insurance organizations and be responsible for other welfare benefit expenses of the Joint Stock Company’s retired and retiring staff; (3) the Joint Stock Company and the Group Company should re-define the proportion of contribution to the pension fund before 31 December 2006.

6.	On the basis of the regulatory provisions where the Joint Stock Company is listed and the latest development on the Group Company and the Joint Stock Company, the Group Company and the Joint Stock Company intend to continue the provision in the Original Adminsitration Agreement with respect to providing the pension fund contribution which is equal to 45% of the total monthly salary of its staff per month and have the Group Company to administer the pension fund arrangement of its staff on behalf of the Joint Stock Company. Both parties enter into this agreement separately so as to implement the procedures on re-definition.

7.	In this agreement, where references are made to the administration of matters on pension fund services as to the Group Company or the Joint Stock Company, their respective subsidiaries are also included therein.

In accordance with the relevant laws and regulations of the Contract Law of the

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People’s Republic of China and the regulatory provisions where the Joint Stock Company is listed, the Group Company enter into an agreement with the Joint Stock Company for matters on the provision of administrative services for pension fund and retirement benefits upon amicable negotiation between both parties as follows:

1.	Definitions and Interpretations

1.1	Definitions

Unless otherwise defined herein, the following terms shall have the following meanings in this agreement:

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“PRC”	The People’s Republic of China;

“Original Administration Agreement”	the Pension Fund Agreement entered into by the Group Company with the Joint Stock Company on 17 October 1997 with respect to matters of the pension fund for the Joint Stock Company;

“Subsidiaries”	the controlling subsidiaries, non-controlling subsidiaries and other entities of the Group Company and the Joint Stock Company

“Administration of pension fund” or “Pension fund administration”	the contribution of staff’s basic pension fund by the Group Company on behalf of the Joint Stock Company and the administration of pension fund and other welfare benefits expenses of the Joint Stock Company’s retired and retiring staff.

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1.2	Interpretations

Unless otherwise in contrary, in this agreement:

(1)	Words and terms used importing the singular include the plural and vice versa;

(2)	A party to this agreement or any other agreement includes its successor or authorized transferees;

(3)	Articles or clauses or annex refer to the articles or clauses or annexes of this agreement;

(4)	Any provision of this agreement shall not be construed as prohibiting the extension of this agreement or prohibiting the amendment, alteration or supplement to this agreement;

(5)	The titles of sections to this agreement are provided for ease of reference only, and shall not affect the interpretation of this agreement.

2.	Administrative services for pension fund and retirement benefits

2.1	The staff of the Joint Stock Company must participate the basic pension fund plan pursuant to the provisions of the laws and regulations. According to the provisions of the relevant laws and regulations, the Joint Stock Company must contribute the basic pension fund for its staff and provide retirement funds and other welfare benefit expenses according to the practical circumstances.

2.2	It was agreed by both parties that the Group Company will administer the matters of pension fund on behalf of the Joint Stock Company in accordance with the provisions of the relevant laws, regulations, constitutions and other regulatory documents.

2.3	The Joint Stock Company will provide contribution to the pension fund which is equal to 45% of the total monthly salary of its staff per month and remit such entire amount to the designated account maintained by the Group Company for the Joint Stock Company (“Designated Account of Pension Fund”) before the end of that month.

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2.4	The Group Company will separately administer the Designated Account of Pension Fund. The amounts credited in such account will only be applied to the administrative services for pension fund and retirement benefits for the staff of the Joint Stock Company as contemplated under this agreement.

2.5	The Group Company shall provide an overview in relation to the application of the funds in the Designated Account of the Pension Fund to the Joint Stock Company every year.

2.6	The Joint Stock Company is entitled to monitor and examine the application of funds in the Designated Account of Pension Fund by the Group Company.

2.7	The Group Company shall provide the administrative services for pension fund and retirement benefits on behalf of the Joint Stock Company as contemplated hereunder in accordance with the terms of this agreement and specific conditions as agreed by both parties from time to time.

2.8	Following the performance of its responsibilities in Article 2.3, the Joint Stock Company shall not bear any other liability under this Agreement. The Group Company undertakes to assume the fees arising from the payment of pension fund, welfare fees, retirement funds and other welfare benefits to all retired staff of the Joint Stock Company currently and in future.

3.	Representations, undertakings and warranties of the Group Company

3.1	The Group Company is a State wholly-owned enterprise established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

3.2	The Group Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

3.3	The Group Company shall timely assist the Joint Stock Company in performing or perform on behalf of the Joint Stock Company in accordance

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with its instruction the liabilities and obligations with respect to the contribution of staff’s basic pension fund, retirement funds and retirement benefits pursuant to the relevant laws, regulations, departmental constitutions and other regulatory documents.

3.4	The execution of this agreement and the performance of obligations under this agreement by the Group Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association.

3.5	The Group Company undertakes and warrants that it will provide such services as contemplated under this agreement to the Joint Stock Company in accordance with the requirements and standards negotiated between the Joint Stock Company and the Group Company from time to time.

3.6	The Group Company undertakes and warrants to the Joint Stock Company that relevant information on number of relevant staff and salary scale of the staff strictly confidential, and warrants that such information aforesaid can only be applied to implement the obligations hereunder.

3.7	The Group Company assures that there will be adequate and qualified staff to provide such services as contemplated hereunder to the Joint Stock Company, and that its staff shall obtain sufficient guidance and directions to provide such services as contemplated hereunder in accordance with the reasonable requirement of the Joint Stock Company.

3.8	In the event the services as contemplated under this agreement is made available by the subsidiaries of the Group Company, the Group Company undertakes to procure the relevant subsidiaries to provide such services to the Joint Stock Company and / or its subsidiaries in accordance with the provisions of this agreement.

3.9	The Group Company undertakes to the Joint Stock Company that if its subsidiaries violate any provisions of this agreement in the provision of administrative services for pension fund and retirement benefits in accordance with this agreement, the Group Company shall assume the liabilities as a result of the act of its subsidiaries in violating the provisions of this agreement.

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3.10	The Group Company undertakes to the Joint Stock Company that the Group Company shall procure its subsidiaries to take all necessary actions to perform its obligations under this agreement.

3.11	The Group Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Joint Stock Company. The Group Company undertakes to indemnify the Joint Stock Company on all losses incurred by the Joint Stock Company arising therefrom.

4.	Representations, undertakings and warranties of the Joint Stock Company

4.1	The Joint Stock Company is a joint stock limited company established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

4.2	The Joint Stock Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

4.3	The execution of this agreement and the performance of obligations under this agreement by the Joint Stock Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association;

4.4	The Joint Stock Company undertakes to remit the relevant amount to the Designated Account of Pension Fund timely and in full in accordance with the provisions of this Agreement;

4.5	The Joint Stock Company shall provide relevant information to the Group Company such as the number of relevant staff and salary scale of the staff as required for the performance by the Group Company of its obligations as contemplated hereunder in an accurate manner.

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4.6	The Joint Stock Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Group Company. The Joint Stock Company undertakes to indemnify the Group Company on all losses incurred by the Group Company arising therefrom.

5.	Termination in the administrative services as contemplated under this agreement

5.1	In the event the Joint Stock Company fails to obtain the payment and administrative services for pension fund and retirement benefits as contemplated under this agreement with same terms from third parties conveniently, the Group Company shall not terminate the provision of such services under this agreement with any reason whatsoever.

5.2	Notwithstanding the aforesaid Article 5.1, any party to this agreement may give notice in writing to the other party of not less twelve months in advance to terminate the services as contemplated under this agreement. It must be included in such termination notice since when such services shall be terminated. Such service as set out in such notice shall automatically be terminated from the date of termination as set out in such notice. Such termination shall not affect other rights and obligations of the Group Company or the Joint Stock Company under this agreement.

5.3	For avoidance of doubt, both parties agree that when the Joint Stock Company gives the termination notice for the services as contemplated hereunder in accordance with Article 5.2, the Group Company must still provide the services as contemplated hereunder to the Joint Stock Company in accordance with the applicable terms prevailing since the date the notice is given until the date the termination becomes effective. The applicable provisions prevailing shall include the relevant terms of the supplementary agreement executed in accordance with Article 6.3.

6.	Effectiveness, term and termination of the agreement

6.1	Save as otherwise agreed by both parties in writing, this agreement shall become effective after it is signed by the legal representatives or authorized

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representatives of both parties and the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed.

6.2	This agreement is valid for a term of three years commencing from 1 January 2006 and ending on 31 December 2008. The Original Administration Agreement shall cease to execute after this agreement becomes effective.

6.3	If it is necessary to amend this agreement for any matters, both parties shall enter into supplementary agreements. In the event both parties fail to agree unanimously for the terms of the required supplementary agreement, the terms of provision prevailing shall be applicable until both parties agree unanimously for such terms.

6.4	Prior to the termination of this agreement, both parties of this agreement may negotiate jointly for entering into a new agreement for the provision of payment and administrative services for pension fund and retirement benefits, so as to ensure that the payment and administrative services for pension fund and retirement benefits of the staff of the Joint Stock Company remain normal after the termination of this agreement.

6.5	In the event any part breaches any term of this agreement to a material extent (the “Breaching Party”) and the other party gives a written notice to the Breaching Party notifying that such act constitutes a breaching act and demands the Breaching Party to take remedial action within the reasonable deadline prescribed by the other party in such notice, the other party may terminate this agreement forthwith if the Breaching Party fails to take remedial action for such breaching act within the above-mentioned deadline. If the breaching act of the Breaching Party is irremediable, the other party may terminate this agreement forthwith.

6.6	The termination of this agreement shall not damage any rights or obligations already arisen for any party.

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7.	Implementation of the agreement

In accordance with the requirements in the regulatory provisions at the places where the Joint Stock Company are listed, including but not limited to the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Listing Rules of the Shanghai Stock Exchange, the ongoing connected transactions as contemplated under this agreement shall have set an annual cap to its transaction amounts. If the annual cap related to the administrative services as contemplated hereunder requires the approval by the independent shareholders of the Joint Stock Company, then whether such administrative service transactions will be conducted on an ongoing basis shall depend on the approval of the independent shareholders of the Joint Stock Company. If the actual amount incurred in such transactions for a particular year exceeds the annual cap as approved by the independent shareholders of the Joint Stock Company, both parties shall suspend the administrative services that would have exceed the annual cap as approved by the independent shareholders of the Joint Stock Company until the Joint Stock Company has implemented the respective procedures for the consideration and approval in accordance with the regulatory provisions at the places where the Joint Stock Company are listed.

8.	Announcement

Without the written consent of any party in advance, the other party shall not publish or allow other parties (that is subject to the control of the other party to this agreement) to publish any announcement related to the subject of this agreement or any relevant matters, save as the announcements to be published in accordance with the laws or the regulatory provisions of China Securities Regulatory Commission, Shanghai Stock Exchange, Hong Kong Stock Exchange, Securities and Futures Commission in Hong Kong, New York Stock Exchange Inc. and Securities and Exchange Commission in US or any other authorities at the places where the Joint Stock Company are listed.

9.	Miscellaneous

9.1	Without the written consent of the other party, any party shall not assign its rights or obligations under this agreement.

9.2	This agreement and its annex constitute the entire agreement for the matters as contemplated under this agreement, and substitutes all agreements related

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to such transactions entered into previously between both parties. In the event one party (the “Breaching Party”) breaches any term in the Original Administration Agreement, the Original Administration Agreement shall terminate forthwith upon the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed, notwithstanding any right obtained by the other party (the “Complying Party”) as a result of the breach by the Breaching Party being hampered and the claim to be raised against the Breaching Party being affected.

9.3	If any term in this agreement becomes illegal, invalid or unenforceable at any time, other terms shall not be affected accordingly.

9.4	If any party fails to perform any obligation under this agreement in accordance with the provisions of this agreement as a result of any force majeure events, evidences shall be timely provided together with a written notice to the other party, for which such failure to perform shall not be treated as any breaching act. The other party shall also agree to the performance of the relevant liabilities and obligations within a reasonable period depending on the circumstances prevailing.

9.5	Both parties agree to assume the related fees and expenses arising from the execution of this agreement in accordance with that as provided by the relevant laws of the PRC. If the same is not provided in any law, then such fees and expenses shall be equally allocated between both parties.

9.6	Amendment to this agreement or its annex shall be made in writing wherever possible, subject to signing by both parties and the corporate actions to be taken by both parties wherever appropriate.

9.7	Unless provided otherwise herein, the exercise or delay in exercise of the rights, powers or privileges under this agreement by one party does not constitute the waiver of such party on such rights, powers or privileges. The exercise of such rights, powers or privileges individually or in a portion does not exclude the exercise of any other rights, powers or privileges.

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9.8	The annex to this agreement is an integral party of this agreement and shall have the same binding effect to this agreement as if it is included in this agreement.

10.	Notices

10.1	Any notice or other documents to be delivered to both parties pursuant to this agreement shall be made in writing and to be sent by post or by fax to the addresses of such party as follows:

(a)	Group Company:	Yankuang Group Corporation Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5382232

	Fax no.:	0537-5382831

(b)	Joint Stock Company:	Yanzhou Coal Mining Company Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5384031

	Fax no.:	0537-5382032

10.2	The timing for the delivery of the notices or documents:

(a)	By hand:	At the time when the notice or document is delivered

(b)	By post:	Five (5) working days after the notice or document is posted (Saturdays, Sundays and public holidays in the PRC shall be not counted)

(c)	By fax:	At the time when the fax is received. If the fax is received beyond the normal business hours, it will be deemed to be delivered in the normal business hours of the following days, except Saturdays, Sundays and public holidays in the PRC, with the delivery report printed from the fax machine of the sender confirming the fax is transmitted completely.

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11.	Applicable laws and jurisdiction

This agreement is governed by the laws of the PRC and shall be construed according to the laws of the PRC. Any dispute in connection with or arising from this agreement (including its subsistence, validity, termination or any issue related to the rights or obligations of both parties under this agreement) shall be submitted to the Jining Arbitration Commission of Shandong Province for arbitration by any party after failing to resolve through amicable negotiation. The arbitration will be conducted at Jining in accordance with the arbitration rules then effective of such arbitration commission at the time the submission is made. The award of arbitration shall be final and shall be binding on both parties.

12.	General

This agreement is made in Chinese.

There are four counterparts to this agreement. Each party shall hold two copies after they are signed by the legal representatives or authorized representatives with seal affixed. Each copy of the agreement shall carry the same effect.

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This agreement is executed on the date written on the first page above.

Yankuang Group Corporation Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

Yanzhou Coal Mining Company Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

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Annex: Provision of payment and administrative services for pension fund and retirement benefits by the Group Company to the Joint Stock Company

Item	Pricing Basis	Term	Notice period for termination
Payment and administrative services for pension fund and retirement benefits	45% of the total monthly salary of the staff of the Joint Stock Company per month and remit the same to the designated account of the Group Company on monthly basis	3 years	12 months

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Contract No.: [GL-06006]

YANZHOU COAL MINING COMPANY LIMITED

AND

YANKUANG GROUP CORPORATION LIMITED

PROVISION OF PRODUCTS AND MATERIALS AGREEMENT

This agreement is entered into by the parties hereto on 10 January 2006 at Zoucheng, Shandong Province:

Yanzhou Coal Mining Company Limited, a joint stock limited company established and validly subsisting under the laws of the PRC and its shares are issued to the public and listing on the Shanghai Stock Exchange, the Hong Kong Stock Exchange and the New York Stock Exchange Inc. (registration number of business license for corporate legal person is Qi Gu Lu Zhong Ji No. 003929), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Wang Xin (hereinafter is referred to as the “Joint Stock Company”).

Yankuang Group Corporation Limited, a State wholly-owned enterprise established and validly subsisting under the laws of the PRC (registration number of business license for corporate legal person is 3700001801980), whose address is at 298 South Fushan Road, Zoucheng. Shandong Province and its legal representative is Geng Jiahuai (hereinafter is referred to as the “Group Company”).

Whereas:

1.	The Group Company was the sole promoter and established the Joint Stock Company pursuant to the laws of the PRC on 25 September 1997. As a part of the Restructuring, the Group Company inject the assets and liabilities mainly related to the business of production of operation of coal mining to the Joint Stock Company and retained the remaining assets and liabilities.

2.	The Joint Stock Company issued shares to the public and the shares were listed on the Hong Kong Stock Exchange, the New York Stock Exchange Inc. and Shanghai Stock Exchange. The Group Company remained as the controlling shareholder of the Joint Stock Company after the listing. As at the date hereof, about 54.33% of the issued shares in the Joint Stock Company were held by the Group Company.

3.	On 17 October 1997, the Group Company and the Joint Stock Company entered into the Materials and Services Supply Agreement for the mutual supply of materials, property management, medical and other staff benefit, staff training, maintenance and repair works of listed business assets, motor vehicle and rail motor vehicle transportation, heat, water, electricity and utilities (“Original Agreement”). The term of the Original Agreement was ten years.

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4.	On 30 October 2001, the Group Company and the Joint Stock Company entered into the Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (I)”), which was approved by the independent shareholders on 17 December 2001. On 29 May 2003, the Group Company and the Joint Stock Company entered into the Second Supplementary Agreement for the Materials and Services Supply Agreement (“Supplementary Agreement (II)”), which was approved by the independent shareholders on 27 June 2003.

5.	On the basis of the regulatory provisions where the Joint Stock Company is listed and the latest development on the Group Company and the Joint Stock Company, the Group Company and the Joint Stock Company intend to terminate the Original Agreement, the Supplementary Agreement (I) and the Supplementary Agreement (II), and enter into Ongoing Connected Transactions Agreements of similar nature between the Group Company together with its subsidiaries and the Joint Stock Company together with its subsidiaries for the mutual supply of materials and services separately. In this agreement, where references are made to the provision of materials (including coal and materials and supplies) or services by the Group Company or the Joint Stock Company, their respective subsidiaries are also included therein.

6.	The Joint Stock Company will continue to provide the coal to the Group Company for the purposes of power generation, gas production, concrete and other production usage as well as general usage.

7.	The Supplies Provision Centre of the Joint Stock Company is equipped with the capability in the distribution of materials, which can purchase materials and supplies from third parties and sell a portion of such materials and supplies to the Group Company.

In accordance with the relevant laws and regulations of the Contract Law of the People’s Republic of China and the regulatory provisions where the Joint Stock Company is listed, the Joint Stock Company enter into an agreement with the Group Company for matters on the provision of products and materials and supplies upon amicable negotiation between both parties as follows:

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1.	Definitions and Interpretations

1.1	Definitions

Unless otherwise defined herein, the following terms shall have the following meanings in this agreement:

“Financial Year”	the financial year commencing from 1 January and ending on 31 December for each year;

“Interim Period”	with respect to a financial year, the interim period either commencing from 1 January and ending on 30 June or commencing from 1 July and ending on 31 December;

“Hong Kong Stock Exchange”	The Stock Exchange of Hong Kong Limited

“Market price”	where applicable, the calculation of market price for the products and materials and supplies as contemplated under this agreement pursuant to Article 4.2

“Materials & Supplies”	the provision of materials and supplies such as steel by the Joint Stock Company and its subsidiaries to the Group Company and its subsidiaries pursuant to Article 2.1.2 of this agreement

“PRC”	The People’s Republic of China

“Original Connected Transaction Agreements”	Original Agreement, Supplementary Agreement (I) and Supplementary Agreement (II);

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“RMB”	the lawful currency of the PRC;

“State-prescribed price”	the price for the products and materials and supplies as determined according to Article 4.3; and

“Subsidiaries”	the controlling subsidiaries, non-controlling subsidiaries and other entities of the Group Company and the Joint Stock Company

1.2	Interpretations

Unless otherwise in contrary, in this agreement:

(1)	Words and terms used importing the singular include the plural and vice versa;

(2)	A party to this agreement or any other agreement includes its successor or authorized transferees;

(3)	Articles or clauses or annex refer to the articles or clauses or annexes of this agreement;

(4)	Any provision of this agreement shall not be construed as prohibiting the extension of this agreement or prohibiting the amendment, alteration or supplement to this agreement;

(5)	The titles of sections to this agreement are provided for ease of reference only, and shall not affect the interpretation of this agreement.

2.	Provision of products and materials and supplies by the Joint Stock Company to the Group Company

2.1	The products and materials and supplies to be provided by the Joint Stock Company to the Group Company as contemplated hereunder include:

2.1.1	Coal.

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2.1.2	Materials and supplies: steel, timber, grease, axles, labour safety products and other related materials and supplies

2.2	The Joint Stock Company shall make available to the Group Company provision of products and materials and supplies as contemplated hereunder in accordance with the terms of this agreement and specific conditions as agreed by both parties from time to time, including but not limited to quantity and quality.

3.	Operation Model

3.1	The Group Company may submit the plan on the demand for products and materials and supplies for the following year or the adjustment plan to the supplies items for the current year (“Annual Provision Plan”) to the Joint Stock Company before 30 November each year. Both parties shall agree unanimously on the plan before 31 December of the current year.

3.2	Both parties and their respective subsidiaries shall enter into specific supply contract for the provision of products and materials and supplies pursuant to this agreement (including the formulation of Annual Provision Plan pursuant to this agreement).

3.3	In the course of executing the Annual Provision Plan or the specific supply contract, where necessary and agreed by both parties, the Annual Provision Plan or the specific supply contact may be adjusted.

3.4	The consideration for the agreed provision may be settled in one lump sum or installments.

3.5	Either party shall settle the amount due to the other party or credit the account of the other party in relation to the ongoing connected transactions for the current month latest by the last business day of each calendar month. The amount incurred by the ongoing connected transactions for each calendar month shall be settled within the month immediately following, but not including the amounts involved in the transactions not completed then and the amounts under disputes.

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4.	Basis for the determination of price on the products and materials and supplies

4.1	The price for coal and materials and supplies shall be determined according to the Market price. Such Market price shall be calculated and estimated each year, if possible, prior to the beginning of a financial year.

4.2	The Market price for the provision of products and materials and supplies as contemplated under this agreement shall be determined according to normal commercial terms based on the following:

(1)	the price at which the same or similar type of products and materials and supplies provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the same area or in the vicinity;

(2)	if (1) above is not applicable, the price at which the same or similar type of products and materials and supplies is to be provided by independent third parties under normal commercial terms in the ordinary course of their businesses in the PRC.

4.3	In the event that at any time the state-prescribed price is effective and applicable to certain type of the products and materials and supplies as contemplated under this agreement, both parties agree to determine the price for the agreed provision according to the state-prescribed price. Such state-prescribed price means the price determined according to the laws, regulations, decisions, orders or pricing policy of the relevant PRC government authorities applicable to such products and materials and supplies, depending on specific conditions.

5.	Representations, undertakings and warranties of the Joint Stock Company

5.1	The Joint Stock Company is a joint stock limited company established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

5.2	The Joint Stock Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

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5.3	The execution of this agreement and the performance of obligations under this agreement by the Joint Stock Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association.

5.4	The Joint Stock Company warrants that the provision of products and materials and supplies as contemplated under this agreement to the Group Company shall be determined according to normal commercial terms.

5.5	The Joint Stock Company undertakes and warrants that it will provide such products and materials and supplies to the Joint Stock Company in accordance with the requirements and standards negotiated between the Joint Stock Company and the Joint Stock Company from time to time.

5.6	The Joint Stock Company assures that there will be adequate and qualified staff to provide the products and materials and supplies as agreed to the Joint Stock Company, and that its staff shall obtain sufficient guidance and directions to provide such products and materials and supplies in accordance with the reasonable requirement of the Group Company.

5.7	The Joint Stock Company undertakes to the Group Company that if its subsidiaries violate any provisions of this agreement in the products and materials and supplies in accordance with this agreement, the Joint Stock Company shall assume the liabilities as a result of the act of its subsidiaries in violating the provisions of this agreement.

5.8	The Joint Stock Company undertakes to the Group Company that the Joint Stock Company shall procure its subsidiaries to take all necessary actions to perform its obligations under this agreement.

5.9	The Joint Stock Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Group Company. The Joint Stock Company undertakes to indemnify the Group Company on all losses incurred by the Group Company arising therefrom.

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6.	Representations, undertakings and warranties of the Group Company

6.1	The Group Company is a State wholly-owned enterprise established pursuant to the laws, which has the independent status of legal person and currently has a valid business licence;

6.2	The Group Company has been engaging in business activities pursuant to the laws and has never conducted any activities not included in the scope of operation as provided by the laws;

6.3	The execution of this agreement and the performance of obligations under this agreement by the Group Company do not contravene any other agreement entered into by it or its articles of association. There is no legal conflict to be arising from the execution of this agreement and the performance of obligations under this agreement against other agreement entered into by it or its articles of association;

6.4	The Group Company undertakes to settle with the Group Company the consideration for the products and materials and supplies timely in accordance with the provisions of this Agreement. If any provision of this agreement is violated agreement, the Group Company shall assume the liabilities as a result of its act in violating the provisions of this agreement.

6.5	The Group Company warrants that in the course of performing its obligations under this agreement, it shall take reasonable actions to avoid certain omissions that will result in any damage to be suffered by the Joint Stock Company. The Group Company undertakes to indemnify the Joint Stock Company on all losses incurred by the Joint Stock Company arising therefrom.

7.	Termination in the supply or purchase of products and materials and supplies

7.1

Any party to this agreement may give notice in writing to the other party of not less twelve months in advance to terminate the provision or purchase of certain type of products or materials and supplies. It must be included in such termination notice which type of products and materials and supplies to be provided or purchased shall be terminated, and since when the

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termination shall be effective. Such type of products and materials and supplies as set out in such notice shall automatically be terminated from provision or purchase from the date the termination becomes effective as set out in such notice. If the provision of any products and materials and supplies is terminated according to this article, such termination shall not affect other rights and obligations of the Group Company or the Joint Stock Company under this agreement.

7.2	For avoidance of doubt, both parties agree that when the Group Company gives the termination notice for the purchase of certain products and materials and supplies in accordance with Article 7.1, the Joint Stock Company must still provide such products and materials and supplies to the Group Company in accordance with the applicable provision terms (excluding the provision on the period of provision) prevailing since the date the notice is given until the date the termination becomes effective. The applicable provisions prevailing shall include the relevant terms of the supplementary agreement executed in accordance with Article 8.3.

8.	Effectiveness, term and termination of the agreement

8.1	Save as otherwise agreed by both parties in writing, this agreement shall become effective after it is signed by the legal representatives or authorized representatives of both parties and the Joint Stock Company having performed the procedures to be considered and approved by the Board of Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed.

8.2	This agreement is valid for a term of three years commencing from 1 January 2006 and ending on 31 December 2008. The Original Connected Transactions Agreement shall cease to execute after this agreement becomes effective.

8.3	If it is necessary to amend this agreement for any matters, both parties shall enter into supplementary agreements. Both parties shall enter into a supplementary agreement for the relevant matters prior to the end of November of the year before the financial year the supplementary agreement is subjected to. In the event both parties fail to agree

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unanimously for the terms of the required supplementary agreement before the above deadline, the terms of provision for the current year shall be applicable for the following financial year until both parties agree unanimously or the disputes between both parties were resolved pursuant to Article 8.4.

8.4	If both parties fail to agree on any matter related to the transaction price, including but not limited to the amounts payable and the payment schedule, upon the request of any parties, the matter shall submit to the Pricing Bureau of Zoucheng with the Pricing Bureau of Zoucheng as the mediator to determine the resolution method. The decision of the Pricing Bureau of Zoucheng shall be final and binding on both parties.

8.5	Prior to the termination of this agreement, both parties of this agreement may negotiate jointly for entering into a new agreement for the provision of products and materials and supplies, so as to ensure that the production and operation of both parties remain normal after the termination of this agreement.

8.6	In the event any part breaches any term of this agreement to a material extent (the “Breaching Party”) and the other party gives a written notice to the Breaching Party notifying that such act constitutes a breaching act and demands the Breaching Party to take remedial action within the reasonable deadline prescribed by the other party in such notice, the other party may terminate this agreement forthwith if the Breaching Party fails to take remedial action for such breaching act within the above-mentioned deadline. If the breaching act of the Breaching Party is irremediable, the other party may terminate this agreement forthwith.

8.7	The termination of this agreement shall not damage any rights or obligations already arisen for any party.

9.	Implementation of the agreement

In accordance with the requirements in the regulatory provisions at the places where the Joint Stock Company are listed, including but not limited to the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and the Listing Rules of the Shanghai Stock Exchange, the ongoing

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connected transactions as contemplated under this agreement shall have set an annual cap to its transaction amounts. If the annual cap related to the products and materials and supplies requires the approval by the independent shareholders of the Joint Stock Company, then whether such transactions will be conducted on an ongoing basis shall depend on the approval of the independent shareholders of the Joint Stock Company. If the actual amount incurred in such transactions for a particular year exceeds the annual cap as approved by the independent shareholders of the Joint Stock Company, both parties shall suspend the products and materials and supplies transactions that would have exceed the annual cap as approved by the independent shareholders of the Joint Stock Company until the Joint Stock Company has implemented the respective procedures for the consideration and approval in accordance with the regulatory provisions at the places where the Joint Stock Company are listed.

10.	Announcement

Without the written consent of any party in advance, the other party shall not issue or allow other parties (that is subject to the control of the other party to this agreement) to issue any announcement related to the subject of this agreement or any relevant matters, save as the announcements to be issued in accordance with the laws or the regulatory provisions of China Securities Regulatory Commission, Shanghai Stock Exchange, Hong Kong Stock Exchange, Securities and Futures Commission in Hong Kong, New York Stock Exchange Inc. and Securities and Exchange Commission in US or any other authorities at the places where the Joint Stock Company are listed.

11.	Miscellaneous

11.1	Without the written consent of the other party, any party shall not assign its rights or obligations under this agreement.

11.2	This agreement and its annex constitute the entire agreement for the matters as contemplated under this agreement, and substitutes all agreements related to such transactions entered into previously between both parties. In the event one party (the “Breaching Party”) breaches any term in the Original Connected Transactions Agreement, the Original Connected Transactions Agreement shall terminate forthwith upon the Joint Stock Company having performed the procedures to be considered and approved by the Board of

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Director or independent shareholders pursuant to the authorization limit and the regulatory provisions at the places where the Joint Stock Company are listed, notwithstanding any right obtained by the other party (the “Complying Party”) as a result of the breach by the Breaching Party being hampered and the claim to be raised against the Breaching Party being affected.

11.3	If any term in this agreement becomes illegal, invalid or unenforceable at any time, other terms shall not be affected accordingly.

11.4	If any party fails to perform any obligation under this agreement in accordance with the provisions of this agreement as a result of any force majeure events, evidences shall be timely provided together with a written notice to the other party, for which such failure to perform shall not be treated as any breaching act. The other party shall also agree to the performance of the relevant liabilities and obligations within a reasonable period depending on the circumstances prevailing.

11.5	Both parties agree to assume the related fees and expenses arising from the execution of this agreement in accordance with that as provided by the relevant laws of the PRC. If the same is not provided in any law, then such fees and expenses shall be equally allocated between both parties.

11.6	Amendment to this agreement or its annex shall be made in writing wherever possible, subject to signing by both parties and the corporate actions to be taken by both parties wherever appropriate.

11.7	Unless provided otherwise herein, the exercise or delay in exercise of the rights, powers or privileges under this agreement by one party does not constitute the waiver of such party on such rights, powers or privileges. The exercise of such rights, powers or privileges individually or in a portion does not exclude the exercise of any other rights, powers or privileges.

11.8	The annex to this agreement is an integral party of this agreement and shall have the same binding effect to this agreement as if it is included in this agreement.

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12.	Notices

12.1	Any notice or other documents to be delivered to both parties pursuant to this agreement shall be made in writing and to be sent by hand, by post or by fax to the addresses of such party as follows:

(a)	Joint Stock Company:	Yanzhou Coal Mining Company Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5382232

	Fax no.:	0537-5382831

(b)	Group Company:	Yankuang Group Corporation Limited

	Address:	298 South Fushan Road, Zoucheng. Shandong Province, the People’s Republic of China

	Telephone no.:	0537-5384031

	Fax no.:	0537-5382032

12.2	The timing for the delivery of the notices or documents:

(a)	By hand:	At the time when the notice or document is delivered

(b)	By post:	Five (5) working days after the notice or document is posted (Saturdays, Sundays and public holidays in the PRC shall be not counted)

(c)	By fax:	At the time when the fax is received. If the fax is received beyond the normal business hours, it will be deemed to be delivered in the normal business hours of the following days, except Saturdays, Sundays and public holidays in the PRC, with the delivery report printed from the fax machine of the sender confirming the fax is transmitted completely.

13.	Applicable laws and jurisdiction

This agreement is governed by the laws of the PRC and shall be construed

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according to the laws of the PRC. Any dispute in connection with or arising from this agreement (including its subsistence, validity, termination or any issue related to the rights or obligations of both parties under this agreement) shall be submitted to the Jining Arbitration Commission of Shandong Province for arbitration by any party after failing to resolve through amicable negotiation. The arbitration will be conducted at Jining in accordance with the arbitration rules then effective of such arbitration commission at the time the submission is made. The award of arbitration shall be final and shall be binding on both parties.

14.	General

This agreement is made in Chinese.

There are four counterparts to this agreement. Both parties to the agreement shall each hold two copies after they are signed by the legal representatives or authorized representatives with seal affixed. Each copy of the agreement shall carry the same effect.

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This agreement is executed on the date written on the first page above.

Yanzhou Coal Mining Company Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

Yankuang Group Corporation Limited

(with seal affixed)

Legal representative or authorized representative: [signed]

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Annex: Provision of products and materials and supplies by the Joint Stock Company to the Group Company

No.	Items	Pricing Basis	Term	Notice period for termination
1	Coal	Market price	3 years	12 months

2	Materials and supplies: steel, timber, grease, axles, labour safety products and other related materials and supplies	Market price	3 years	12 months

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